                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Zany Brainy, Inc.                      Case No.     01-1749
      -----------------                                   -------
                                             Reporting Period: Fiscal July 2001
                                                               ----------------
                                                (July 8, 2001 to August 4, 2001)
                                                --------------------------------

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document      Explanation
REQUIRED DOCUMENTS                                                                      Form No.         Attached        Attached
Schedule of Cash Receipts and Disbursements                                           MOR-1                 Yes             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)                 MOR-1 (CON'T)         Yes             No
     Copies of bank statements                                                                              Yes             No
     Cash disbursements journals                                                                            Yes             No
Statement of Operations                                                               MOR-2                 Yes             No
Balance Sheet                                                                         MOR-3                 Yes             No
Status of Postpetition Taxes                                                          MOR-4                 Yes             No
    Copies of IRS Form 6123 or payment receipt                                                              No              No
    Copies of tax returns filed during reporting period                                                     No              No
Summary of Unpaid Postpetition Debts                                                  MOR-4                 Yes             No
    Listing of aged accounts payable                                                                        Yes             No
Accounts Receivable Reconciliation and Aging                                          MOR-5                 Yes             No
Debtor Questionnaire                                                                  MOR-5                 Yes             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                  Date


_______________________________________
Signature of Joint Debtor                            Date


_______________________________________
Signature of Authorized Individual*                  Date


Thomas G. Vellios                              Chief Executive Officer
-----------------                              -----------------------
Printed Name of Authorized Individual          Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re Zany Brainy, Inc.                       CASE NO. 01-1749
      -----------------                                -------
                 Debtor                       Reporting Period: Fiscal July 2001
                                                                ----------------
                                                (July 8, 2001 to August 4, 2001)
                                                --------------------------------

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                           BANK ACCOUNTS
                                      OPER.           PAYROLL       TAX        OTHER (1)     OTHER (2)    OTHER (3)
CASH BEGINNING  OF MONTH               $ (2,155,524)   $ (781,354)   $ -        $   960,185   $ 647,086    $ -

RECEIPTS
CASH  SALES                                                                     $ 8,128,797
ACCOUNTS RECEIVABLE                    $ 18,310,676
LOANS AND ADVANCES
SALE  OF  ASSETS
OTHER  (ATTACH  LIST)                  $  7,469,434   $ 4,096,197                                          $ 1,154,000
TRANSFERS  (FROM  DIP ACCTS)           $ 25,684,374

    TOTAL  RECEIPTS                    $ 51,464,484   $ 4,096,197    $ -        $ 8,128,797   $       -    $ 1,154,000

DISBURSEMENTS
NET PAYROLL                                           $ 2,933,882
PAYROLL TAXES                                         $ 1,162,699
SALES, USE, & OTHER TAXES              $  1,110,698
INVENTORY PURCHASES                    $ 15,613,638
SECURED/ RENTAL/ LEASES                $  4,292,855
INSURANCE                              $    355,320
ADMINISTRATIVE                         $    982,289                                           $  77,888
SELLING                                $  2,623,793
OTHER  (ATTACH  LIST)                  $  4,767,268                                           $ (26,876)
                                                                                $ 7,527,511
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)               $ 25,674,650
TRANSFERS TO TRUST ACCT                $  1,154,000
PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES           $     11,250
COURT COSTS
TOTAL DISBURSEMENTS                    $ 56,585,761   $ 4,096,581    $ -        $ 7,527,511   $  51,012    $         -

NET CASH FLOW                          $ (5,121,276)  $      (385)   $ -        $   601,286   $ (51,012)   $ 1,154,000
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                    $ (7,276,800)   $ (781,739)   $ -        $ 1,561,472   $ 596,073    $ 1,154,000


                                                         CURRENT MONTH               CUMULATIVE FILING TO DATE

                                                   ACTUAL          PROJECTED         ACTUAL          PROJECTED
CASH BEGINNING  OF MONTH                         $ (1,329,607)                $   1,664,107

RECEIPTS
CASH  SALES                                      $  8,128,797                 $  20,970,145
ACCOUNTS RECEIVABLE                              $ 18,310,676                 $  42,715,150
LOANS AND ADVANCES                               $          -                 $           -
SALE  OF  ASSETS                                 $          -                 $           -
OTHER  (ATTACH  LIST)                            $ 12,719,631                 $  30,586,746
TRANSFERS  (FROM  DIP ACCTS)                     $ 25,684,374                 $  72,590,374

    TOTAL  RECEIPTS                              $ 64,843,478                 $ 166,862,415              $ -

DISBURSEMENTS
NET PAYROLL                                      $  2,933,882                 $   9,050,291
PAYROLL TAXES                                    $  1,162,699                 $   3,490,409
SALES, USE, & OTHER TAXES                        $  1,110,698                 $   3,629,597
INVENTORY PURCHASES                              $ 15,613,638                 $  34,702,717
SECURED/ RENTAL/ LEASES                          $  4,292,855                 $  14,545,606
INSURANCE                                        $    355,320                 $   1,153,761
ADMINISTRATIVE                                   $  1,060,177                 $   2,154,496
SELLING                                          $  2,623,793                 $   6,768,122
OTHER  (ATTACH  LIST)                            $  4,740,392                 $  26,571,437
                                                 $  7,527,511                 $   7,527,511
OWNER DRAW *                                     $          -                 $           -
TRANSFERS (TO DIP ACCTS)                         $ 25,674,650                 $  62,514,319
TRANSFERS TO TRUST ACCT                          $  1,154,000                 $   1,154,000
PROFESSIONAL FEES                                $          -                 $           -
U.S. TRUSTEE  QUARTERLY FEES                     $     11,250                 $      11,250
COURT COSTS                                      $          -                 $           -
TOTAL DISBURSEMENTS                              $ 68,260,866                 $ 173,273,516

NET CASH FLOW                                    $ (3,417,388)                $  (6,411,101)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                              $ (4,746,994)                $  (4,746,994)



* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                    THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
(FROM CURRENT MONTH  ACTUAL COLUMN)

TOTAL DISBURSEMENTS
    LESS:   TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
            (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES


OTHER (1)       represents activity related to store cash.
OTHER (2)       represents activity related to cash collateral at Congress Bank.
OTHER (3)       represents activity related to an overnight investment fund.

--------------------------------------------------------------------------
 OPERATING
 OTHER RECEIPTS
 Receipt of cash from store accounts                            7,460,136
  PrePetition voided checks                                         9,298

                                                                7,469,434
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 OPERATING
 OTHER DISBURSEMENTS
 Funding of payroll account                                     4,096,197
 Expense Reimbursement                                            137,812
 LC Interest & Fees                                               434,374
 Capital Expenditure                                               98,886

                                                                4,767,268
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 PAYROLL
 OTHER RECEIPTS
 Receipt from operating account for payroll                     4,096,197
--------------------------------------------------------------------------


--------------------------------------------------------------------------
 OTHER (1)
 OTHER DISBURSEMENTS
 BANK FEES                                                         22,063
 Cash receipts funded to operating account                      7,460,136
 Expenses paid out of registers                                    25,895
 Returned Checks                                                      718
 Short and Over                                                    18,700

                                                                7,527,511
--------------------------------------------------------------------------


--------------------------------------------------------------------------
 OTHER (2)
 OTHER RECEIPTS
 Transfer from Operating to Investment Acct                     1,154,000

                                                                1,154,000
--------------------------------------------------------------------------


--------------------------------------------------------------------------
 OTHER (2)
 OTHER DISBURSEMENTS
 Interest adjustment from Congress                                (26,876)

                                                                  (26,876)
--------------------------------------------------------------------------

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                 Debtor                       Reporting Period: Fiscal July 2001
                                                                ----------------
                                                (July 8, 2001 to August 4, 2001)
                                                --------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                Operating              Payroll               Tax                       Other
                                          #                     #                    #                     #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                       SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                          Date      Amount      Date      Amount      Date        Amount       Date       Amount






CHECKS OUTSTANDING                           Ck. #     Amount     Ch. #      Amount      Ck. #       Amount       Ck. #      Amount

In re Zany Brainy, Inc.                       Case No.   01-1749
      -----------------                                  -------
                 Debtor                       Reporting Period: Fiscal July 2001
                                                                ----------------
                                                (July 8, 2001 to August 4, 2001)
                                                --------------------------------
                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                Cumulative
REVENUES                                                                            Month                    Filing to Date
Gross Revenues                                                                     $ 28,300.8                  $ 65,291.9
Less:  Returns and Allowances                                                        (1,617.4)                   (3,784.3)
                                                                                --------------              --------------
Net Revenue                                                                        $ 26,683.4                  $ 61,507.6
COST OF GOODS SOLD
Beginning Inventory                                                                 107,858.4                   315,306.2
Add: Purchases                                                                       18,269.7                    40,909.5
Add: Cost of Labor                                                                          -                           -
Add: Other Costs (attach schedule)                                                          -                           -
Less: Ending Inventory                                                              100,231.1                   310,204.0
                                                                                --------------              --------------
Cost of Goods Sold                                                                   15,897.1                    36,011.8
                                                                                --------------              --------------
Gross Profit                                                                       $ 10,786.3                  $ 25,495.8
OPERATING EXPENSES
Advertising                                                                             991.0                     2,957.3
Auto and Truck Expense                                                                      -                           -
Bad Debts                                                                                   -                        (1.1)
Contributions                                                                               -                           -
Employee Benefits Programs                                                              561.3                     1,417.8
Insider Compensation*                                                                       -                       225.4
Insurance                                                                               123.1                       217.5
Management Fees/Bonuses                                                                     -                        73.4
Office Expense                                                                              -                        22.3
Pension & Profit-Sharing Plans                                                              -                           -
Repairs and Maintenance                                                                 127.3                       752.3
Rent and Lease Expense                                                                3,747.8                     9,740.8
Salaries/Commissions/Fees                                                             3,991.7                    11,348.5
Supplies                                                                                226.4                       706.2
Taxes - Payroll                                                                         293.1                       878.9
Taxes - Real Estate                                                                     445.6                     1,263.8
Taxes - Other                                                                            16.1                        70.3
Travel and Entertainment                                                                189.8                       369.5
Utilities                                                                               571.6                     1,558.6
Other (attach schedule)                                                               1,843.8                     4,050.2
                                                                                --------------              --------------
Total Operating Expenses Before Depreciation                                         13,128.6                    35,651.7
Depreciation/Depletion/Amortization                                                   1,308.4                     3,515.2
                                                                                --------------              --------------
Net Profit (Loss) Before Other Income & Expenses                                   $ (3,650.7)                $ (13,671.1)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              -                           -
Interest Expense                                                                      1,600.3                     4,171.8
Other Expense (attach schedule)                                                       1,067.3                     2,706.2
                                                                                --------------              --------------
Net Profit (Loss) Before Reorganization Items                                      $ (6,318.3)                $ (20,549.1)
REORGANIZATION ITEMS
Professional Fees                                                                     1,379.9                     3,063.5
U. S. Trustee Quarterly Fees                                                                -                           -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                -                           -
Gain (Loss) from Sale of Equipment                                                          -                           -
Other Reorganization Expenses (attach schedule)                                             -                           -
                                                                                --------------              --------------
Total Reorganization Expenses                                                         1,379.9                     3,063.5
Income Taxes                                                                                -                           -
                                                                                --------------              --------------
Net Profit (Loss)                                                                  $ (7,698.2)                $ (23,612.6)
                                                                                ==============              ==============


*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                                          (9/99)

In re Zany Brainy, Inc.                       Case No.   01-1749
      -----------------                                  -------
                 Debtor                       Reporting Period: Fiscal July 2001
                                                                ----------------
                                                (July 8, 2001 to August 4, 2001)
                                                --------------------------------

                  STATEMENT OF OPERATIONS - continuation sheet
                                     (000s)

                                                                      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                         Month       Filing to Date

Other Costs
Accounting Fees                                       $ 78.8            $ 187.7
Armored Car Fees                                        54.4              103.5
Bank Service Charges                                    51.0              116.1
Budget Contingency                                         -                5.2
Company Meetings and Functions                          17.1               20.2
Conferences & Conventions                                2.5               24.9
Consulting Fees                                         15.7               39.0
Credit Card Fees                                       374.0              876.7
Employee Relocation                                      2.5               11.4
Freight/Postage/Shipping                               660.5            1,342.0
Inventory Fees                                          31.0               89.0
Legal Fees                                               7.9               29.4
Miscellaneous                                          377.3            1,112.8
Other                                                      -               65.6
Other Professional Fees                                 17.1               40.8
Payroll Processing Fees                                 15.4               44.0
Recruiting                                                 -               17.0
Temporary Services                                         -               14.8
Unicap Adjustment/Other                                136.9              (92.5)
Training                                                 1.7                2.6
                                              ---------------      -------------

                                                   $ 1,843.8          $ 4,050.2
                                              ===============      =============
Other Operational Expenses
None




Other Income
None





Other Expenses
Royalty Expense                                    $ 1,067.3          $ 2,706.2
                                              ---------------      -------------

                                                   $ 1,067.3          $ 2,706.2
                                              ===============      =============
Other Reorganization Expenses
None



Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CON'T)
                                                                          (9/99)

In re Zany Brainy, Inc.                       Case No. 01-1749
      -----------------                                -------
                 Debtor                       Reporting Period: Fiscal July 2001
                                                                ----------------
                                                (July 8, 2001 to August 4, 2001)
                                                --------------------------------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                       BOOK VALUE AT END OF             BOOK VALUE ON
                       ASSETS                                        CURRENT REPORTING MONTH           PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                             $ (5,343.0)                $ 1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                      596.1                     407.0
Accounts Receivable (Net)                                                        4,043.9                   2,117.0
Notes Receivable                                                                       -                         -
Inventories                                                                    110,231.1                  98,650.4
Prepaid Expenses                                                                 9,392.8                   3,885.0
Professional Retainers                                                                 -                         -
Other Current Assets (attach schedule)                                                 -                         -
                                                                           --------------            --------------
TOTAL CURRENT ASSETS                                                         $ 118,920.9               $ 106,735.4
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                         -                         -
Machinery and Equipment                                                         35,602.7                  36,010.7
Furniture, Fixtures and Office Equipment                                        47,681.8                  48,695.2
Leasehold Improvements                                                          37,569.8                  38,014.0
Vehicles                                                                               -
Less Accumulated Depreciation                                                  (62,496.5)                (60,291.0)
                                                                           --------------            --------------
TOTAL PROPERTY & EQUIPMENT                                                    $ 58,357.8                $ 62,428.9
OTHER ASSETS
Loans to Insiders*                                                                     -                         -
Other Assets (attach schedule)                                                   2,970.8                   1,391.0
                                                                           --------------            --------------
TOTAL OTHER ASSETS                                                             $ 2,970.8                 $ 1,391.0

TOTAL ASSETS                                                                 $ 180,249.5               $ 170,555.3
                                                                           ==============            ==============


                                                                          BOOK VALUE AT END OF          BOOK VALUE ON
               LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH         PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                 5,603.9                         -
Taxes Payable (refer to FORM MOR-4)                                                  2.8                         -
Wages Payable                                                                    1,054.4                         -
Notes Payable                                                                          -                         -
Rent / Leases - Building/Equipment                                                     -                         -
Secured Debt / Adequate Protection Payments                                     54,705.1                         -
Professional Fees                                                                      -                         -
Amounts Due to Insiders*                                                               -                         -
Other Postpetition Liabilities (attach schedule)                                11,166.4                         -
                                                                            -------------            --------------
TOTAL POSTPETITION LIABILITIES                                                $ 72,532.6                       $ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                     3,688.8                  46,404.0
Priority Debt                                                                          -                     953.0
Unsecured Debt                                                                 258,271.8                 253,801.0
                                                                            -------------            --------------
TOTAL PRE-PETITION LIABILITIES                                               $ 261,960.6               $ 301,158.0

TOTAL LIABILITIES                                                            $ 334,493.2               $ 301,158.0
OWNER EQUITY
Capital Stock                                                                      323.1                     323.0
Additional Paid-In Capital                                                     145,336.3                 145,336.3
Partners' Capital Account                                                              -                         -
Owner's Equity Account                                                                 -                         -
Retained Earnings - Pre-Petition                                               (96,741.9)               (101,365.0)
Retained Earnings - Postpetition                                               (23,613.2)                        -
Adjustments to Owner Equity (attach schedule)                                 (179,548.2)               (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                   -                         -
                                                                            -------------            --------------
NET OWNER EQUITY                                                            $ (154,243.9)             $ (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                         $ 180,249.3               $ 170,555.3
                                                                            =============            ==============

                                                                    FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                     (9/99)


In re Zany Brainy, Inc.                Case No.   01-1749
      -----------------                           -------
                 Debtor                Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                         -------------------------------------------------

                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                                      BOOK VALUE AT END OF       BOOK VALUE ON
                          ASSETS                                    CURRENT REPORTING MONTH      PETITION DATE
Other Current Assets
None





Other Assets
Deposits                                                               $         558.3          $         292.0
Deferred Financing Costs                                                       2,412.5                  1,099.0
                                                                      -----------------        -----------------


              Total Other Assets                                       $       2,970.8          $       1,391.0
                                                                      =================        =================

                                                                      BOOK VALUE AT END OF       BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                        CURRENT REPORTING MONTH      PETITION DATE
Other Postpetition Liabilities
Accrued Sales tax                                                      $       1,732.8          $             -
Accrued Restructuring                                                          2,575.0                        -
Accrued Hilco Financing Fees                                                     800.0                        -
Accrued Freight                                                                  480.0                        -
Accrued Travel                                                                   110.0
Other Postpetition Liabilities                                                 1,399.0
Due to Children's Product, Inc.                                                1,871.4                        -
Due to Children's Development, Inc.                                            2,198.2
                                                                      -----------------        -----------------
                                                                       $      11,166.4          $             -
                                                                      =================        =================
Adjustments to Owner Equity
Intercompany adjustments to equity for Children's Product, Inc         $     179,548.2          $     174,897.0
              and Children's Development, Inc.



                                                                      -----------------       -----------------
                                                                       $     179,548.2         $     174,897.0
                                                                      =================       =================

Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                              FORM MOR-3 (CON'T)
                                                          (9/99)

In re Zany Brainy, Inc.                                          Case No. 01-1749
-----------------                                                         -------
                                         Debtor                  Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------

                          STATUS OF POSTPETITION TAXES
                                     (000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                                  Beginning        Amount
                                                                     Tax         Withheld or        Amount           Date
                                                                  Liability        Accrued           Paid            Paid
Federal
Withholding                                                    $            -  $         452.1  $         452.1     Various
FICA-Employee                                                               -            284.5            284.5     Various
FICA-Employer                                                               -            284.5            284.5     Various
Unemployment                                                                -              8.4              8.4     Various
Income                                                                      -                -                -
Other:                                                                      -                -                -
                                                             ---------------------------------------------------
   Total Federal Taxes                                         $            -  $       1,029.5  $       1,029.5
State and Local
Withholding                                                    $            -  $         103.8  $         103.8     Various
Sales                                                                 1,060.7          1,732.8          1,060.7     Various
Excise                                                                      -                -                -
Unemployment                                                                -             29.4             29.4     Various
Real Property                                                               -                -                -
Personal Property                                                           -                -                -
Other: NJ Private Disability, NY State Disability, and OPT.               5.5              2.8              5.5
       ----------------------------------------------------
   Total State and Local                                       $      1,066.2  $       1,868.8  $       1,199.4
                                                             ---------------------------------------------------
Total Taxes                                                    $      1,066.2  $       2,898.3  $       2,228.9

                                                                                     Ending
                                                                   Check No.           Tax
                                                                    or EFT         Liability
Federal
Withholding                                                           EFT      $             -
FICA-Employee                                                         EFT                    -
FICA-Employer                                                         EFT                    -
Unemployment                                                          EFT                    -
Income                                                                                       -
Other:                                                                                       -
                                                                              -----------------
   Total Federal Taxes                                                         $             -
State and Local
Withholding                                                           EFT      $             -
Sales                                                               Various            1,732.8
Excise                                                                                       -
Unemployment                                                          EFT                    -
Real Property                                                                                -
Personal Property                                                                            -
Other: NJ Private Disability, NY State Disability, and OPT.                                2.8
       ----------------------------------------------------
   Total State and Local                                                       $       1,735.6
                                                                              -----------------
Total Taxes                                                                    $       1,735.6

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                    (in 000s)
Attach aged listing of accounts payable.

                                                                            Number of Days Past Due
                                                Current         0-30          31-60          61-90        Over 90       Total
Accounts Payable                                $   7,156.0     $       -     $ (1,082.5)    $ (469.6)    $       -     $   5,603.9
Wages Payable                                       1,054.4             -            -              -             -         1,054.4
Taxes Payable                                           2.8             -            -              -             -             2.8
Rent/Leases-Building                                      -             -            -              -             -               -
Rent/Leases-Equipment                                     -             -            -              -             -               -
Secured Debt/Adequate Protection Payments          54,705.1             -            -              -             -        54,705.1
Professional Fees                                         -             -            -              -             -               -
Amounts Due to Insiders*                                  -             -            -              -             -               -
Other:  See listing at MOR 3                       11,166.4             -            -              -             -        11,166.4
Other:__________________________                          -             -            -              -             -               -
                                              -------------------------------------------------------------------------------------
Total Postpetition Debts                        $  74,084.7     $       -     $ (1,082.5)    $ (469.6)    $       -     $  72,532.6

Explain how and when the Debtor intends to pay any past-due postpetition debts.



*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                  (9/99)

In re Zany Brainy, Inc.                                          Case No.   01-1749
      -----------------                                                     -------
                                         Debtor                  Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------


                                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                                             (in 000s)

Accounts Receivable Reconciliation                                                     Amount
Total Accounts Receivable at the beginning of the reporting period                        $ 2,193.2
+ Amounts billed during the period                                                         20,180.2
- Amounts collected during the period                                                      18,329.5
                                                                                         -----------
Total Accounts Receivable at the end of the reporting period                              $ 4,043.9
                                                                                         ===========
Accounts Receivable Aging                                                              Amount
0 - 30 days old                                                                           $ 3,649.1
31 - 60 days old                                                                               10.7
61 - 90 days old                                                                               17.9
91+ days old                                                                                  366.2
                                                                                         -----------
Total Accounts Receivable                                                                   4,043.9
Amount considered uncollectible (Bad Debt)                                                        -
                                                                                         -----------
Accounts Receivable (Net)                                                                 $ 4,043.9
                                                                                         ===========

                                                          DEBTOR QUESTIONNAIRE
Must be completed each month                                                                               Yes             No
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period?  If yes, provide an explanation below.                                             See explanation *
2.  Have any funds been disbursed from any account other than a debtor in possession
    account this reporting period?  If yes, provide an explanation below.                                                  X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
    below.                                                                                                  X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                                              X

* On August 16, 2001, the Court entered an order for the debtor to sell substantially all of its assets. That transaction has not yet been consummated.

                                                                      FORM MOR-5
                                                                  (9/99)

Zany Brainy, Inc.
A/P Summary Report
Aged Accounts Payable by Vendor
July 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               greater than
Vndr      Vendor                                       0 - 30 Days       31 - 60 Days             60 Days           Total
---------------------------------------------------------------------------------------------------------------------------------
        2 ALEX                                        $       160,974   $           563       $           -     $        161,537
---------------------------------------------------------------------------------------------------------------------------------
        4 LITTLE TIKES                                        213,094                                     -              213,094
---------------------------------------------------------------------------------------------------------------------------------
       16 BATTAT, INC                                                                                     -                    -
---------------------------------------------------------------------------------------------------------------------------------
       21 BRIO SCANDITOY CORP                                 491,502          (231,798)                  -              259,704
---------------------------------------------------------------------------------------------------------------------------------
       29 COLORBOK                                             37,596           (51,321)                  -              (13,725)
---------------------------------------------------------------------------------------------------------------------------------
       32 CLUB EARTH                                           32,174           (19,562)            (24,000)             (11,388)
---------------------------------------------------------------------------------------------------------------------------------
       33 CREATIVITY FOR KIDS                                  64,621                                     -               64,621
---------------------------------------------------------------------------------------------------------------------------------
       35 CURIOSITY KITS, INC.                                 41,901           124,834                   -              166,735
---------------------------------------------------------------------------------------------------------------------------------
       48 ERTL RACING CHAMPIONS                                42,550           (42,424)                  -                  125
---------------------------------------------------------------------------------------------------------------------------------
       51 FISHER PRICE                                       (304,983)          (20,827)                  -             (325,810)
---------------------------------------------------------------------------------------------------------------------------------
       52 FRANK SCHAFFER PUBLICATI                             85,619           (85,834)                  -                 (216)
---------------------------------------------------------------------------------------------------------------------------------
       56 GALT TOYS                                             1,512                                     -                1,512
---------------------------------------------------------------------------------------------------------------------------------
       65 INSECT LORE PRO                                       9,396                                     -                9,396
---------------------------------------------------------------------------------------------------------------------------------
       66 INTERNATIONAL PLAYTHINGS                            411,355                                     -              411,355
---------------------------------------------------------------------------------------------------------------------------------
       75 LEGO SYSTEMS                                      2,280,996          (601,612)           (315,404)           1,363,980
---------------------------------------------------------------------------------------------------------------------------------
       76 LEARNING RESOURCES                                  113,700                                     -              113,700
---------------------------------------------------------------------------------------------------------------------------------
       78 LAURI INC                                            61,594                                     -               61,594
---------------------------------------------------------------------------------------------------------------------------------
       80 LIGHTS, CAMERA & INTERAC                            150,835                                     -              150,835
---------------------------------------------------------------------------------------------------------------------------------
       84 MRS GROSSMANS P                                          11                                     -                   11
---------------------------------------------------------------------------------------------------------------------------------
       91 MARA MI                                                 342                                     -                  342
---------------------------------------------------------------------------------------------------------------------------------
       92 NATURAL SCIENCE INDUSTRI                             64,869           277,714                   -              342,583
---------------------------------------------------------------------------------------------------------------------------------
       96 IDEOPLASTOS, INC                                     32,868                                     -               32,868
---------------------------------------------------------------------------------------------------------------------------------
      109 PMI MFG (PANASONIC BATTE                                 14                 -                   -                   14
---------------------------------------------------------------------------------------------------------------------------------
      110 QUINCRAFT CORP                                       38,218                                     -               38,218
---------------------------------------------------------------------------------------------------------------------------------
      112 ROSE ART INDUSTRIES                                  57,201           (93,027)                  -              (35,826)
---------------------------------------------------------------------------------------------------------------------------------
      116 UNCLE MILTON INDUSTRIES,                             35,088                                     -               35,088
---------------------------------------------------------------------------------------------------------------------------------
      117 SUNTEX INTERNATIONAL                                  9,440                                     -                9,440
---------------------------------------------------------------------------------------------------------------------------------
      125 SARGENT ART INC                                      36,886                                     -               36,886
---------------------------------------------------------------------------------------------------------------------------------
      127 SMALL WORLD                                          72,193                                     -               72,193
---------------------------------------------------------------------------------------------------------------------------------
      128 SANRIO C/O NANCY WONG                               163,039                                     -              163,039
---------------------------------------------------------------------------------------------------------------------------------
      147 SQUIRE BOONE VILLAGE                                  9,765                                     -                9,765
---------------------------------------------------------------------------------------------------------------------------------
      152 LEARNING CURVE TOYS                               2,252,839           148,969                   -            2,401,809
---------------------------------------------------------------------------------------------------------------------------------
      179 GEOSPACE PRODUCTS CO, IN                                                7,152                   -                7,152
---------------------------------------------------------------------------------------------------------------------------------
      181 PENTECH INTERNATIONAL IN                                               (5,585)                  -               (5,585)
---------------------------------------------------------------------------------------------------------------------------------
      186 DORLING KINDERSLEY                                   (3,183)                                    -               (3,183)
---------------------------------------------------------------------------------------------------------------------------------
      195 GOLDEN PRESS/WESTERN PUB                             40,128           (67,724)                  -              (27,596)
---------------------------------------------------------------------------------------------------------------------------------
      197 HARPER COLLINS                                           37                                     -                   37
---------------------------------------------------------------------------------------------------------------------------------
      202 INGRAM BOOK COMPANY                                  54,230                                     -               54,230
---------------------------------------------------------------------------------------------------------------------------------
      209 LITTLE BROWN &                                          360                                     -                  360
---------------------------------------------------------------------------------------------------------------------------------
      220 PLEASANT COMPANY                                       (497)                                    -                 (497)
---------------------------------------------------------------------------------------------------------------------------------
      223 RANDOM HOUSE, INC                                   (35,184)          (37,952)                  -              (73,136)
---------------------------------------------------------------------------------------------------------------------------------
      226 SCHOLASTIC, INC                                      67,154           (81,308)                  -              (14,155)
---------------------------------------------------------------------------------------------------------------------------------
      228 SIMON & SCHUSTER                                    (13,180)                                    -              (13,180)
---------------------------------------------------------------------------------------------------------------------------------
      237 WORKMAN PUBLISHING CO                                88,425           (50,615)                  -               37,810
---------------------------------------------------------------------------------------------------------------------------------
      244 ILLUMINATIONS                                        23,072                                     -               23,072
---------------------------------------------------------------------------------------------------------------------------------
      256 ROUNDER KIDS!                                         1,745                                     -                1,745
---------------------------------------------------------------------------------------------------------------------------------
      266 VALLEY MEDIA                                        356,033          (140,269)                  -              215,764
---------------------------------------------------------------------------------------------------------------------------------
      289 BINNEY & SMITH                                      233,843                                     -              233,843
---------------------------------------------------------------------------------------------------------------------------------
      298 K'NEX INDUSTRIES, INC.                              364,945                                     -              364,945
---------------------------------------------------------------------------------------------------------------------------------
      306 INTERART                                              5,118            78,166                   -               83,284
---------------------------------------------------------------------------------------------------------------------------------
      394 S WALTER PACKAG                                     144,625                                     -              144,625
---------------------------------------------------------------------------------------------------------------------------------
      418 KLUTZ                                               370,806                                     -              370,806
---------------------------------------------------------------------------------------------------------------------------------
      423 LYRICK STUDIOS,                                      10,917                                     -               10,917
---------------------------------------------------------------------------------------------------------------------------------
      530 PUBLICATIONS INTERNATION                             81,231                                     -               81,231
---------------------------------------------------------------------------------------------------------------------------------
      562 PLAYMOBIL USA INC                                   579,497                                     -              579,497
---------------------------------------------------------------------------------------------------------------------------------
      653 PRESSMAN TOY CO                                      86,713                                     -               86,713
---------------------------------------------------------------------------------------------------------------------------------
      678 BRIARPATCH INC                                      143,185                                     -              143,185
---------------------------------------------------------------------------------------------------------------------------------
      743 MCGRAW-HILL INC                                     105,236          (263,469)                  -             (158,233)
---------------------------------------------------------------------------------------------------------------------------------
      795 CAPELLI-NEW YORK                                      6,786                                     -                6,786
---------------------------------------------------------------------------------------------------------------------------------
      824 INFOGRAMES, INC                                         528                                     -                  528
---------------------------------------------------------------------------------------------------------------------------------
      870 BINARY ARTS                                          10,659                                     -               10,659
---------------------------------------------------------------------------------------------------------------------------------
      871 TEDCO INC                                             1,961                                     -                1,961
---------------------------------------------------------------------------------------------------------------------------------
      910 TREND ENTERPRISES, INC                                 (396)                                    -                 (396)
---------------------------------------------------------------------------------------------------------------------------------
      919 KIDS II, INC                                         30,826                                     -               30,826
---------------------------------------------------------------------------------------------------------------------------------

Zany Brainy, Inc.
A/P Summary Report
Aged Accounts Payable by Vendor
July 2001

---------------------------------------------------------------------------------------------------------------------------------
      947 DARDA INC, USA                                       80,765           (40,872)                  -               39,892
---------------------------------------------------------------------------------------------------------------------------------
     1054 SET                                                   2,354                                     -                2,354
---------------------------------------------------------------------------------------------------------------------------------
     1082 MANHATTAN TOY CO                                     (8,899)                -                   -               (8,899)
---------------------------------------------------------------------------------------------------------------------------------
     1087 WALT DISNEY HOME VIDEO                              278,549          (135,659)                  -              142,890
---------------------------------------------------------------------------------------------------------------------------------
     1202 PAMELA DRAKE IM                                      11,178                                     -               11,178
---------------------------------------------------------------------------------------------------------------------------------
     1219 DO-A-DOT-ART                                          5,075           (89,214)                  -              (84,139)
---------------------------------------------------------------------------------------------------------------------------------
     1245 RHINO RECORDS, INC                                                    (39,305)                  -              (39,305)
---------------------------------------------------------------------------------------------------------------------------------
     1284 PARAMOUNT HOME                                        6,731                                     -                6,731
---------------------------------------------------------------------------------------------------------------------------------
     1286 MCA HOME VIDEO                                          370                                     -                  370
---------------------------------------------------------------------------------------------------------------------------------
     1291 HAVAS INTERACTI                                         731                                     -                  731
---------------------------------------------------------------------------------------------------------------------------------
     1340 IMAGIIX                                               2,168                                     -                2,168
---------------------------------------------------------------------------------------------------------------------------------
     1553 EMERSON RADIO CORP                                   (4,350)                                    -               (4,350)
---------------------------------------------------------------------------------------------------------------------------------
     1557 GAMEWRIGHT INC                                       21,090                                     -               21,090
---------------------------------------------------------------------------------------------------------------------------------
     1572 WILD PLANET                                         (21,382)                                    -              (21,382)
---------------------------------------------------------------------------------------------------------------------------------
     1945 RADIO FLYER INC                                       2,592                                     -                2,592
---------------------------------------------------------------------------------------------------------------------------------
     2099 ELMER'S PRODUCT                                       2,777                                     -                2,777
---------------------------------------------------------------------------------------------------------------------------------
     2328 BASIC FUN                                           136,000                                     -              136,000
---------------------------------------------------------------------------------------------------------------------------------
     2407 FRANKLIN SPORTS, INC                                 31,887                                     -               31,887
---------------------------------------------------------------------------------------------------------------------------------
     2413 PLAY HUT, INC                                        44,448                                     -               44,448
---------------------------------------------------------------------------------------------------------------------------------
     2472 POOF PRODUCTS, INC                                   21,600                                     -               21,600
---------------------------------------------------------------------------------------------------------------------------------
     2478 SPORT FUN, INC                                       45,414                                     -               45,414
---------------------------------------------------------------------------------------------------------------------------------
     2483 TROPHY MUSIC CO                                      21,952                                     -               21,952
---------------------------------------------------------------------------------------------------------------------------------
     2537 SATURNIAN 1 INC                                      50,510                                     -               50,510
---------------------------------------------------------------------------------------------------------------------------------
     2538 BOOK CLUB OF AMERICA                                 12,402                                     -               12,402
---------------------------------------------------------------------------------------------------------------------------------
     2579 THE MAYA GROUP, INC                                  55,400                                     -               55,400
---------------------------------------------------------------------------------------------------------------------------------
     2590 LEAP FROG, LLC                                       64,303           (31,731)                  -               32,573
---------------------------------------------------------------------------------------------------------------------------------
     2876 TY, INC                                             (37,200)                                    -              (37,200)
---------------------------------------------------------------------------------------------------------------------------------
     2881 MODERN PUBLISHI                                          77                                     -                   77
---------------------------------------------------------------------------------------------------------------------------------
     3116 BOOK SALES                                           29,746                                     -               29,746
---------------------------------------------------------------------------------------------------------------------------------
     3139 SUMMIT FINANCIA                                      33,608                                     -               33,608
---------------------------------------------------------------------------------------------------------------------------------
     3151 SUNS OUT                                              3,181                                     -                3,181
---------------------------------------------------------------------------------------------------------------------------------
     3240 HASBRO GAME GROUP                                   (13,680)          (38,116)                  -              (51,796)
---------------------------------------------------------------------------------------------------------------------------------
     3558 SASSY, INC                                           46,237                                     -               46,237
---------------------------------------------------------------------------------------------------------------------------------
     3565 PECOWARE                                             28,898           (29,601)                  -                 (703)
---------------------------------------------------------------------------------------------------------------------------------
     3621 4KIDZ, INC                                            9,576                                     -                9,576
---------------------------------------------------------------------------------------------------------------------------------
     3650 DK PUBLISHING I                                         283                                     -                  283
---------------------------------------------------------------------------------------------------------------------------------
     3660 CEDCO PUBLISHIN                                       2,170                                     -                2,170
---------------------------------------------------------------------------------------------------------------------------------
     3663 WINNING MOVES                                        17,123                                     -               17,123
---------------------------------------------------------------------------------------------------------------------------------
     3666 INFOGRAMES, INC.                                    102,926            63,000                   -              165,926
---------------------------------------------------------------------------------------------------------------------------------
     3715 D&L COMPANY                                          70,600                                     -               70,600
---------------------------------------------------------------------------------------------------------------------------------
     3785 MARKETING RESOURCE, INC                             (17,250)                                    -              (17,250)
---------------------------------------------------------------------------------------------------------------------------------
     3826 RJ LACHMAN, INC                                     125,512                                     -              125,512
---------------------------------------------------------------------------------------------------------------------------------
     3827 SPIN MASTER TOY                                      60,540                                     -               60,540
---------------------------------------------------------------------------------------------------------------------------------
     4028 ROKENBOK                                            (14,975)                                    -              (14,975)
---------------------------------------------------------------------------------------------------------------------------------
     4152 AUTUMN PUBLISHING, LTD                               65,394            52,520                   -              117,914
---------------------------------------------------------------------------------------------------------------------------------
     4163 KIDS TOUCH                                           18,853            15,760                   -               34,613
---------------------------------------------------------------------------------------------------------------------------------
     4300 ALEXANDER DOLLS                                      12,168                                     -               12,168
---------------------------------------------------------------------------------------------------------------------------------
     4457 BOOK SMART                                          (12,170)                                    -              (12,170)
---------------------------------------------------------------------------------------------------------------------------------
     4530 KEENWAY IND LTD                                      59,869                                     -               59,869
---------------------------------------------------------------------------------------------------------------------------------
     4537 RADICA USA LTD                                        4,030                                     -                4,030
---------------------------------------------------------------------------------------------------------------------------------
     4566 FLYING COLORS                                                          68,529                   -               68,529
---------------------------------------------------------------------------------------------------------------------------------
     4591 AMERICAN STUDIO                                      81,329                                     -               81,329
---------------------------------------------------------------------------------------------------------------------------------
     4621 GPX CONSUMER ELECTRONICS                                                                        -                    -
---------------------------------------------------------------------------------------------------------------------------------
     4622 POLYCONCEPT USA, INC                                                    5,065                   -                5,065
---------------------------------------------------------------------------------------------------------------------------------
     4625 BUSY KIDS                                            65,268                                     -               65,268
---------------------------------------------------------------------------------------------------------------------------------
     4678 RED BOX TOY USA                                      (5,500)                                    -               (5,500)
---------------------------------------------------------------------------------------------------------------------------------
     4681 PLAYWELL/HONG KONG TOY C                            128,549                                     -              128,549
---------------------------------------------------------------------------------------------------------------------------------
     4745 ACTION PRODUCTS                                     102,113                                     -              102,113
---------------------------------------------------------------------------------------------------------------------------------
     4795 TSAAI SHIN ENTE                                      20,820                                     -               20,820
---------------------------------------------------------------------------------------------------------------------------------
     4825 K B GEAR                                                128                                     -                  128
---------------------------------------------------------------------------------------------------------------------------------
     4878 LEGO MINDSTORMS                                       4,619                                     -                4,619
---------------------------------------------------------------------------------------------------------------------------------
     4990 DOUBLE CHIN                                          15,582                                     -               15,582
---------------------------------------------------------------------------------------------------------------------------------
     5026 CURIOUS TOYS                                         38,925                                     -               38,925
---------------------------------------------------------------------------------------------------------------------------------
     5077 HOBERMAN DESIGNS INC                                 46,148                                     -               46,148
---------------------------------------------------------------------------------------------------------------------------------

Zany Brainy, Inc.
A/P Summary Report
Aged Accounts Payable by Vendor
July 2001

---------------------------------------------------------------------------------------------------------------------------------
     5236 CHAIN SALES MAR                                       7,275                                     -                7,275
---------------------------------------------------------------------------------------------------------------------------------
     5784 WIZARDS OF THE COAST                                 10,446                                     -               10,446
---------------------------------------------------------------------------------------------------------------------------------
     5829 MATTEL INTERACT                                         563                                     -                  563
---------------------------------------------------------------------------------------------------------------------------------
     5831 LEGO MEDIA                                           25,123           (52,479)                  -              (27,356)
---------------------------------------------------------------------------------------------------------------------------------
     5879 LARAMI LTD                                           41,664            11,400                   -               53,064
---------------------------------------------------------------------------------------------------------------------------------
     5883 MONDO USA                                             7,956                                     -                7,956
---------------------------------------------------------------------------------------------------------------------------------
     5909 RAVENSBURGER                                                           31,165                   -               31,165
---------------------------------------------------------------------------------------------------------------------------------
     5960 MAISTO                                              (11,794)                                    -              (11,794)
---------------------------------------------------------------------------------------------------------------------------------
     6142 MY DOLL'S CLOSE                                      34,219                                     -               34,219
---------------------------------------------------------------------------------------------------------------------------------
     6173 VAST, INC                                            25,239          (154,178)            (26,687)            (155,625)
---------------------------------------------------------------------------------------------------------------------------------
     6270 NEW BRIGHT                                           10,714                                     -               10,714
---------------------------------------------------------------------------------------------------------------------------------
     6286 WAH HING TOYS D                                      39,801                                     -               39,801
---------------------------------------------------------------------------------------------------------------------------------
     6335 FIRST ACT INC                                        55,486                                     -               55,486
---------------------------------------------------------------------------------------------------------------------------------
     6355 INTERACTIVE TOY CONCEPTS                             22,880            11,264                   -               34,144
---------------------------------------------------------------------------------------------------------------------------------
     6404 JOUETS BO-JEUX TOYS INC                              46,265            59,395             (19,000)              86,660
---------------------------------------------------------------------------------------------------------------------------------
     6464 CHICCO USA INC                                       41,400                                     -               41,400
---------------------------------------------------------------------------------------------------------------------------------
     6559 OFF-PRICE INC                                       109,977                                     -              109,977
---------------------------------------------------------------------------------------------------------------------------------
     6602 DAZY, INC                                            36,432                                     -               36,432
---------------------------------------------------------------------------------------------------------------------------------
     6637 INTERIOR CONSUM                                      40,503                                     -               40,503
---------------------------------------------------------------------------------------------------------------------------------
     6638 IPI                                                                     5,645                   -                5,645
---------------------------------------------------------------------------------------------------------------------------------
     6873 P & M PRODUCTS USA INC                               17,191             6,763             (26,001)              (2,047)
---------------------------------------------------------------------------------------------------------------------------------
     6882 BORDERLINE GAME                                       5,187                                     -                5,187
---------------------------------------------------------------------------------------------------------------------------------
     6985 ROYAL BRUSH MFG                                      34,055           (34,055)                  -                    -
---------------------------------------------------------------------------------------------------------------------------------
     7474 CRAIG N COMPANY                                         120           (10,000)                  -               (9,880)
---------------------------------------------------------------------------------------------------------------------------------
     7516 JAKKS PACIFIC                                                         286,491                   -              286,491
---------------------------------------------------------------------------------------------------------------------------------
     7534 BONNE BELL INC                                        9,524           (10,412)                459                 (430)
---------------------------------------------------------------------------------------------------------------------------------
     7614 MICROWARE DISTR                                       1,280                                     -                1,280
---------------------------------------------------------------------------------------------------------------------------------
     7623 RAZOR USA                                               238                                     -                  238
---------------------------------------------------------------------------------------------------------------------------------
     7638 NINTENDO OF AMERICA, INC                             70,341           405,849                   -              476,190
---------------------------------------------------------------------------------------------------------------------------------
     7664 FUNCRAFT PLANES INC                                  13,163                                     -               13,163
---------------------------------------------------------------------------------------------------------------------------------
     7668 ENESCO GROUP IN                                       2,492                                     -                2,492
---------------------------------------------------------------------------------------------------------------------------------
     7670 CEACO                                                 5,814                                     -                5,814
---------------------------------------------------------------------------------------------------------------------------------
     7893 CRANIUM                                              22,680                                     -               22,680
---------------------------------------------------------------------------------------------------------------------------------
     8406 JACK OF ALL GAMES                                   260,961          (346,997)            (58,944)            (144,979)
---------------------------------------------------------------------------------------------------------------------------------
     8577 FUN NOODLE INC                                                         47,250                   -               47,250
---------------------------------------------------------------------------------------------------------------------------------
     8585 FORMATE INDUSTR                                       5,733                                     -                5,733
---------------------------------------------------------------------------------------------------------------------------------
     8696 LANGUAGE LITTLES                                    172,562              (250)                  -              172,312
---------------------------------------------------------------------------------------------------------------------------------
     8812 MAYFAIR ARTIST                                       27,433                                     -               27,433
---------------------------------------------------------------------------------------------------------------------------------
     8849 WINCELL INTERNATIONAL IN                                               52,185                   -               52,185
---------------------------------------------------------------------------------------------------------------------------------
     8865 INHABIT TOYS                                         77,602                                     -               77,602
---------------------------------------------------------------------------------------------------------------------------------
     9004 TRENTECH                                            173,382           (73,200)                  -              100,182
---------------------------------------------------------------------------------------------------------------------------------
     9006 CALIFORNIA PAK INTERNATI                             22,356                                     -               22,356
---------------------------------------------------------------------------------------------------------------------------------
     9015 FEDERAL STREET PRESS                                 24,401           (24,494)                  -                  (93)
---------------------------------------------------------------------------------------------------------------------------------
     9035 SPIRAL/HORIZON                                      (76,347)                                    -              (76,347)
---------------------------------------------------------------------------------------------------------------------------------
     9036 YANOVA INC                                           14,100           (14,100)                  -                    -
---------------------------------------------------------------------------------------------------------------------------------
     9043 HOT OFF THE PRE                                      12,623                                     -               12,623
---------------------------------------------------------------------------------------------------------------------------------
     9046 GET REAL GIRL                                        25,461                                     -               25,461
---------------------------------------------------------------------------------------------------------------------------------
    12293 NIKKO AMERICA  INC.                                                    75,792                   -               75,792
---------------------------------------------------------------------------------------------------------------------------------
    12314 COMUS USA                                            30,137                                     -               30,137
---------------------------------------------------------------------------------------------------------------------------------
    12388 RIVIERA TRADING                                     157,778                                     -              157,778
---------------------------------------------------------------------------------------------------------------------------------
    12436 VARIFLEX                                             30,831                                     -               30,831
---------------------------------------------------------------------------------------------------------------------------------
    12445 APR LLC/GOOF BA                                       2,061                                     -                2,061
---------------------------------------------------------------------------------------------------------------------------------
    12526 SMARTEES                                             42,693                                     -               42,693
---------------------------------------------------------------------------------------------------------------------------------
    12531 MYLEC                                                10,800                                     -               10,800
---------------------------------------------------------------------------------------------------------------------------------
    12907 NASH MANUFACTURING                                   23,411                                     -               23,411
---------------------------------------------------------------------------------------------------------------------------------
                                                           (5,988,200)                                                (5,988,200)
                                                   ------------------------------------------------------------------------------
          Total                                           $ 7,156,000      $ (1,082,520)         $ (469,576)         $ 5,603,903
                                                   ==============================================================================

* Includes pre-payments of approximately $6.0 miilion, portions of which will be applied to the Top Five vendor payables shown above.

Zany Brainy, Inc.
#01-1749
Disbursements Journal

SALES TAX

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
ALABAMA DEPARTMENT OF REVENUE                          166775              5661.92          37092
ARIZONA DEPT. OF REVENUE                               166777             28402.52          37092
ARKANSAS DEPT OF FINANCE & ADM                         166778                 4377          37092
COLORADO DEPT OF REVENUE                               166793                10016          37092
FLORIDA DEPARTMENT OF REVENUE                          166808              5746.42          37092
KENTUCKY STATE TREASURER                               166814             12225.16          37092
MASSACHUSETTS DEPT. OF REVENUE                         166820             25060.99          37092
NEBRASKA DEPARTMENT OF REVENUE                         166829              4304.12          37092
NEBRASKA DEPT OF REVENUE                               166830             11363.22          37092
NEW JERSEY SALES & USE TAX                             166832             35874.61          37092
NEW YORK STATE SALES TAX                               166833             27886.27          37092
NORTH CAROLINA DEPT OF REVENUE                         166834               493.37          37092
OKLAHOMA TAX COMMISSION                                166836              9377.37          37092
OKLAHOMA TAX COMMISSION                                166837              6005.82          37092
PHOENIX CITY TREASURER                                 166840              2043.68          37092
RETAILERS' SALES TAX                                   166846              5260.28          37092
SOUTH CAROLINA DEPT OF REVENUE                         166858              8568.13          37092
STATE OF MICHIGAN                                      166861              33054.8          37092
TENNESSEE DEPART OF REVENUE                            166866                14515          37092
TENNESSEE DEPT. OF REVENUE                             166867                 5908          37092
NORTH CAROLINA DEPT OF REVENUE                         166877               433.92          37092
Sales Tax                                          WIRE                      34468          37088
Sales Tax                                          WIRE                  192543.22          37091
Sales Tax                                          WIRE                     487267          37092
NEVADA DEPARTMENT OF TAXATION                          167225                86.25          37098
Sales Tax                                          WIRE                      34468          37095
Sales Tax                                          WIRE                   16561.02          37097
Sales Tax                                          WIRE                      34468          37103

Total                                                                   1056440.09

OTHER TAX

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
TOWN OF DANVERS ELECTRIC DIVIS                         166365              1513.29      7/12/2001
TOWNSHIP OF UPPER MORELAND                             166366              1842.23      7/12/2001
COUNTY OF FAIRFAX                                      166382               305.83      7/13/2001
MARGARET D RAPPAPORT, CLERK                            166384               525.86      7/13/2001
COUNTY OF FAIRFAX                                      166387               331.70      7/13/2001
COUNTY OF FAIRFAX                                      166388               300.98      7/13/2001
NYS LLC/LLP                                            166405               300.00      7/16/2001
CITY OF WINSTON-SALEM, NC                              166653               877.59      7/17/2001
DELAWARE DIVISION OF REVENUE                           166663               891.00      7/17/2001
CITY OF BIRMINGHAM                                     166783              4302.88      7/20/2001
CITY OF COLORADO SPRINGS                               166784              2661.16      7/20/2001
CITY OF MESA                                           166785              1723.99      7/20/2001
CITY OF PEORIA                                         166788              1335.40      7/20/2001
CITY OF SCOTTSDALE                                     166789              1932.29      7/20/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

NEVADA DEPARTMENT OF TAXATION                          166831              4805.11      7/20/2001
RANDY GODEKE, DIRECTOR                                 166844              1413.23      7/20/2001
AUGUSTA LICENSE AND INSPECTION                         166892               171.01      7/23/2001
CITY OF BALLWIN                                        166902              1455.38      7/23/2001
CITY OF DURHAM                                         166948              1540.50      7/24/2001
CITY OF FRESNO                                         166949               400.00      7/24/2001
CITY OF HUNTINGTON BEACH                               166951                55.16      7/24/2001
CITY OF KNOXVILLE                                      166952              1452.26      7/24/2001
DEPARTMENT OF LABOR AND INDUST                         166976              3499.25      7/24/2001
ERIC S. HEILAND                                        166983               360.24      7/24/2001
VILLAGE OF BLOOMINGDALE                                167110                37.84      7/24/2001
CITY OF HUNTINGTON BEACH                               167169                32.77      7/26/2001
VILLAGE OF WOODRIDGE                                   167340               110.27      7/30/2001
CITY OF BRENTWOOD                                      167349                91.70      7/31/2001
CITY OF SAN MATEO                                      167350              1463.05      7/31/2001
COUNTY OF FAIRFAX                                      167353              4707.07      7/31/2001
MOLLY Q RUHL, CLERK                                    167358               727.81      7/31/2001
RADNOR TOWNSHIP                                        167361              8439.68      7/31/2001
ROBERT P DUCKWORTH, CLERK                              167363               583.97      7/31/2001
RUTHERFORD COUNTY CLERK                                167366                 2.46      7/31/2001
SOUTHFIELD TOWNSHIP                                    167367                17.53      7/31/2001
UMT-COLLECTOR OF BUSINESS TAX                          167369              2994.72      7/31/2001
ELAINE ANDERSON-COUNTY CLERK                           167582                87.30       8/1/2001
CITY OF SNELLVILLE                                     167772               965.05       8/3/2001

Total                                                                    54,257.56

MERCHANDISE

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
FISHER PRICE                                           166147             29003.02       7/9/2001
JACK OF ALL GAMES                                      166148            449377.44       7/9/2001
ROSE ART INDUSTRIES                                    166149              7030.08       7/9/2001
JACK OF ALL GAMES                                      166155               900.00      7/10/2001
SPIRAL /HORIZON                                        166156             63361.02      7/10/2001
ALEX/PANLINE USA, INC                                  166258             25180.62      7/11/2001
BINNEY & SMITH                                         166259            151411.14      7/11/2001
DORSON SPORTS INC                                      166260             21300.00      7/11/2001
FRANKLIN SPORTS, INC                                   166261             10313.70      7/11/2001
INTERNATIONAL PLAYTHINGS, INC                          166262             40655.88      7/11/2001
LEARNING RESOURCES, INC                                166263              2174.15      7/11/2001
MECCA ELECTRONIC IND. INC                              166264             35605.00      7/11/2001
SANRIO, INC                                            166265              9459.28      7/11/2001
SASSY, INC                                             166266             40891.44      7/11/2001
SANRIO, INC                                            166269             27843.88      7/11/2001
TY, INC                                                166270            295350.00      7/11/2001
UNCLE MILTON/UMI                                       166271             12580.80      7/11/2001
TOY CRAZE INC                                          166273            123351.40      7/11/2001
ALEX/PANLINE USA, INC                                  166274              9719.70      7/12/2001
CREATIVITY FOR KIDS                                    166275             99298.86      7/12/2001
DORSON SPORTS INC                                      166276              8700.00      7/12/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

INTERNATIONAL PLAYTHINGS, INC                          166277             64054.91      7/12/2001
JACK OF ALL GAMES                                      166278             81406.40      7/12/2001
KLUTZ                                                  166279             17145.48      7/12/2001
LEARNING RESOURCES, INC                                166280             19902.00      7/12/2001
LEGO SYSTEMS, INC                                      166281             39594.65      7/12/2001
SANRIO, INC                                            166282              6436.39      7/12/2001
SCIENTIFIC EXPLORER                                    166283             48391.20      7/12/2001
THE LEARNING COMPANY                                   166375            112575.00      7/12/2001
FISHER PRICE                                           166376             65518.62      7/13/2001
ROSE ART INDUSTRIES                                    166377             32526.00      7/13/2001
TY, INC                                                166378             31320.00      7/13/2001
Wire                                                     WIRE           103,940.00       7/9/2001
Wire                                                     WIRE            44,645.00      7/10/2001
Wire                                                     WIRE           254,696.50      7/11/2001
Wire                                                     WIRE            48,999.75      7/12/2001
FRANKLIN SPORTS, INC                                   166389             15943.50      7/16/2001
HARPER COLLINS PUBLISHERS                              166390             25200.00      7/16/2001
LEGO SYSTEMS, INC                                      166391             64590.11      7/16/2001
PLEASANT COMPANY                                       166392             26990.88      7/16/2001
PUBLICATIONS INTERNATIONAL LTD                         166393             26264.64      7/16/2001
RANDOM HOUSE, INC                                      166394             69061.61      7/16/2001
TREND ENTERPRISES, INC                                 166395             64542.96      7/16/2001
VAST, INC                                              166396            182808.47      7/16/2001
WILD PLANET                                            166397             51970.80      7/16/2001
ALEX/PANLINE USA, INC                                  166398             19034.04      7/16/2001
BB & T FACTORS                                         166399             57270.00      7/16/2001
CREATIVITY FOR KIDS                                    166400              9943.32      7/16/2001
KIDPOWER INC                                           166401             24000.00      7/16/2001
POOF / JAMES INDUSTRIES                                166402             10149.60      7/16/2001
SPORT FUN, INC                                         166403             37500.00      7/16/2001
THE MAYA GROUP, INC                                    166404             14553.54      7/16/2001
LEARNING CURVE TOYS, LLC                               166406            435310.69      7/16/2001
K'NEX INDUSTRIES, INC                                  166607            267930.01      7/17/2001
KNOWLEDGE KIDS ENTERPRISES, IN                         166608             95728.00      7/17/2001
LEGO SYSTEMS, INC                                      166609            864447.39      7/17/2001
MANHATTAN GROUP                                        166610            173979.00      7/17/2001
P & M PRODUCTS USA                                     166611             82674.00      7/17/2001
PLAYMOBIL USA, INC                                     166612            505318.70      7/17/2001
SPIRAL /HORIZON                                        166613              6493.20      7/17/2001
VAST, INC                                              166614             79392.16      7/17/2001
ALEX/PANLINE USA, INC                                  166615              8324.28      7/17/2001
BUENA VISTA HOME ENTERTAINMENT                         166616               732.46      7/17/2001
ELMER'S PRODUCTS                                       166617             17642.63      7/17/2001
FRANKLIN SPORTS, INC                                   166618             33726.50      7/17/2001
GREAT AMERICAN PUZZLE FACTORY                          166619              4254.54      7/17/2001
HUFFY BICYCLES                                         166620            109957.00      7/17/2001
IDEA NUOVA                                             166621             17952.00      7/17/2001
POOF / JAMES INDUSTRIES                                166622              7021.52      7/17/2001
DO-A-DOT-ART                                           166749             42069.31      7/18/2001
FISHER PRICE                                           166750             34374.64      7/18/2001
SCHOLASTIC, INC                                        166751             37805.60      7/18/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

SPORT FUN, INC                                         166752             37450.00      7/18/2001
VAST, INC                                              166753              9576.00      7/18/2001
INGRAM BOOK COMPANY                                    166754            485000.00      7/18/2001
BOOK CLUB OF AMERICA                                   166759             17275.00      7/19/2001
CREATIVITY FOR KIDS                                    166760             14626.60      7/19/2001
D&L COMPANY                                            166761             52089.00      7/19/2001
DOWLING MINER MAGNETICS CORP                           166762             15834.60      7/19/2001
IDEA NUOVA                                             166763              7548.00      7/19/2001
KLUTZ                                                  166764              8572.74      7/19/2001
KNOWLEDGE KIDS ENTERPRISES, IN                         166765             43585.00      7/19/2001
POOF / JAMES INDUSTRIES                                166766             19490.40      7/19/2001
SANRIO, INC                                            166767            123365.64      7/19/2001
SMALL WORLD                                            166768             66638.64      7/19/2001
THE MAYA GROUP, INC                                    166769             29846.76      7/19/2001
LEGO SYSTEMS, INC                                      166770             75138.55      7/19/2001
MAISTO                                                 166771             17532.00      7/19/2001
MANHATTAN GROUP                                        166772             94131.00      7/19/2001
VAST, INC                                              166773              4728.00      7/19/2001
BINNEY & SMITH                                         166878             49711.67      7/20/2001
EAST END ACCESS                                        166879             79863.00      7/20/2001
INSECT LORE PRODUCTS                                   166880              7704.00      7/20/2001
LEARNING RESOURCES, INC                                166881             21879.36      7/20/2001
POLYCONCEPT USA, INC                                   166882             21600.00      7/20/2001
SANRIO, INC                                            166883             31336.51      7/20/2001
SUNTEX INTERNATIONAL                                   166884              3520.00      7/20/2001
TOY CRAZE INC                                          166885             70510.96      7/20/2001
WINDSOR INDUSTRIES INC                                 166886             12133.80      7/20/2001
Wire                                                     WIRE            155287.15      7/16/2001
Wire                                                     WIRE             70669.68      7/17/2001
Wire                                                     WIRE            228007.80      7/19/2001
Wire                                                     WIRE             41508.89      7/20/2001
THE THERMOS CO.                                        166888              5872.64      7/23/2001
TOY CRAZE INC                                          166889              8573.04      7/23/2001
LEARNING CURVE TOYS, LLC                               166890            652146.92      7/23/2001
KIDS II, INC                                           166891             55495.06      7/23/2001
BOOK SMART                                             166903             12169.62      7/24/2001
CREATIVITY FOR KIDS                                    166904             29039.56      7/24/2001
DO-A-DOT-ART                                           166905             27244.80      7/24/2001
HASBRO GAME GROUP                                      166906             18000.00      7/24/2001
JACK OF ALL GAMES                                      166908             60774.00      7/24/2001
LEGO SYSTEMS, INC                                      166909             23220.00      7/24/2001
RANDOM HOUSE, INC                                      166910             14924.00      7/24/2001
SPIRAL /HORIZON                                        166911              6493.20      7/24/2001
VAST, INC                                              166912             10800.00      7/24/2001
INGRAM BOOK COMPANY                                    167125             25000.00      7/24/2001
HASBRO GAME GROUP                                      167131              7120.63      7/24/2001
GOLDEN BOOKS PUBLISHING GROUP                          167132             31000.00      7/25/2001
JACK OF ALL GAMES                                      167133             74359.86      7/25/2001
LEGO SYSTEMS, INC                                      167134             61657.50      7/25/2001
VAST, INC                                              167135             58140.00      7/25/2001
ALEX/PANLINE USA, INC                                  167136             37549.57      7/25/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

SMALL WORLD                                            167137             99932.88      7/26/2001
CREATIVITY FOR KIDS                                    167141               374.40      7/26/2001
ELMER'S PRODUCTS                                       167142              7836.05      7/26/2001
INGRAM BOOK COMPANY                                    167143            488523.00      7/26/2001
K & M INTERNATIONAL INC                                167144             43270.50      7/26/2001
LEARNING RESOURCES, INC                                167145              7788.48      7/26/2001
LEGO SYSTEMS, INC                                      167146             32000.00      7/26/2001
SPORT FUN, INC                                         167147             66469.81      7/26/2001
VARIFLEX                                               167148             25481.70      7/26/2001
ACTION PRODUCTS                                        167283             65376.00      7/27/2001
BINNEY & SMITH                                         167284              7234.77      7/27/2001
CHICCO USA INC                                         167285             18070.20      7/27/2001
CREATIVITY FOR KIDS                                    167286              9943.32      7/27/2001
EDUCATIONAL INSIGHTS                                   167287             15561.77      7/27/2001
ENCORE SOFTWARE                                        167288             13912.00      7/27/2001
INTERNATIONAL PLAYTHINGS, INC                          167289             60527.65      7/27/2001
IRWIN TOY LTD                                          167290             46080.00      7/27/2001
LEARNING CURVE TOYS, LLC                               167291           1100320.21      7/27/2001
LEARNING RESOURCES, INC                                167292              7801.92      7/27/2001
PLAYMOBIL USA, INC                                     167293            112120.92      7/27/2001
SAFARI LIMITED                                         167294             37182.62      7/27/2001
SANRIO, INC                                            167295               708.09      7/27/2001
SMETHPORT SPECIALTIES                                  167296             61525.62      7/27/2001
Wire                                                     WIRE             24820.05      7/24/2001
Wire                                                     WIRE            189406.92      7/25/2001
Wire                                                     WIRE             76695.04      7/26/2001
ALEX/PANLINE USA, INC                                  167332             11570.76      7/30/2001
DO-A-DOT-ART                                           167333             14824.51      7/30/2001
EMERSON RADIO CORP                                     167334              4350.00      7/30/2001
FISHER PRICE                                           167335            164970.00      7/30/2001
GOLDEN BOOKS PUBLISHING GROUP                          167336              9000.00      7/30/2001
MARKETING RESOURCE, INC                                167337             17249.61      7/30/2001
PAMELA DRAKE IMPORTS                                   167338             26892.06      7/30/2001
VERSATILE VISIONS,LLC                                  167339             10648.80      7/30/2001
ALEX/PANLINE USA, INC                                  167341              9000.09      7/31/2001
BINNEY & SMITH                                         167342             18069.24      7/31/2001
BRIO CORPORATION                                       167343            130251.09      7/31/2001
HASBRO GAME GROUP                                      167344             40196.25      7/31/2001
VERSATILE VISIONS,LLC                                  167345             27540.00      7/31/2001
MANHATTAN GROUP                                        167560             78966.00       8/1/2001
TY, INC                                                167561            189660.00       8/1/2001
WILD PLANET                                            167562             39330.00       8/1/2001
FISHER PRICE                                           167563            282357.60       8/1/2001
MANHATTAN GROUP                                        167564             57810.60       8/1/2001
BRIARPATCH INC                                         167623             65037.00       8/2/2001
BRIO CORPORATION                                       167624            243767.80       8/2/2001
EDUCATIONAL INSIGHTS                                   167625             28755.97       8/2/2001
GREAT AMERICAN PUZZLE FACTORY                          167626              4254.54       8/2/2001
LEARNING RESOURCES, INC                                167627              1874.64       8/2/2001
SANRIO, INC                                            167628             53579.16       8/2/2001
THE THERMOS CO.                                        167629             16744.96       8/2/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

BRIARPATCH INC                                         167630            153466.38       8/2/2001
JACK OF ALL GAMES                                      167631             10260.00       8/2/2001
K'NEX INDUSTRIES, INC                                  167632            195103.00       8/2/2001
THE LEARNING COMPANY                                   167634              9175.00       8/2/2001
FISHER PRICE                                           167635            117986.10       8/2/2001
SPORT FUN, INC                                         167663             39007.00       8/2/2001
K'NEX INDUSTRIES, INC                                  167664             25303.92       8/3/2001
WINCELL INTERNATIONAL INC                              167665             19551.00       8/3/2001
BINNEY & SMITH                                         167666             35605.19       8/3/2001
COLEMAN CO.                                            167667             15750.00       8/3/2001
CREATIVITY FOR KIDS                                    167668              2371.20       8/3/2001
DIMENSIONS                                             167669             10530.06       8/3/2001
FRANKLIN SPORTS, INC                                   167670             17783.00       8/3/2001
FUNDEX GAMES LTD.                                      167671              8636.40       8/3/2001
SANRIO, INC                                            167672              1340.61       8/3/2001
SPIN MASTER TOYS                                       167673             46292.64       8/3/2001
UPPER DECK COMPANY LLC                                 167674                16.88       8/3/2001
BRIO SCANDITOY CORP                                    167768             20629.44       8/3/2001
HOORAY!                                                167769             16200.00       8/3/2001
Wire                                                     WIRE           1401640.92       8/1/2001
Wire                                                     WIRE             47250.00       8/2/2001
Wire                                                     WIRE            189716.75       8/3/2001
GOLDEN PRESS/WESTERN PUB                                 Void            -31000.00      6/22/2001

Total                                                                15,613,637.65

RENT

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
KIR SMOKETOWN STATION LP                               166205                 7.08      7/10/2001
PRESIDENTIAL MARKET CENTER LLC                         166226                80.83      7/10/2001
WEINREB MANAGEMENT                                     166254                84.92      7/10/2001
WOODMEN RETAIL CENTER, LLC                             166256                26.18      7/10/2001
BET INVESTMENTS                                        166639              4361.25      7/17/2001
NEPTUNE ASSOCIATES                                     166690               723.35      7/17/2001
WINCHESTER CENTER LLC                                  166744              1290.98      7/17/2001
BET INVESTMENTS                                        166780              5641.54      7/20/2001
DDRC P&M DEER PARK TOWN CTR LL                         166798                22.42      7/20/2001
KIR BRIDGEWATER 573, LLC  (409)                        166817                 8.85      7/20/2001
BET INVESTMENTS                                        166931                12.37      7/24/2001
DDRC P&M DEER PARK TOWN CTR LL                         166973                10.47      7/24/2001
FASHION CENTER LLC                                     166985              2957.63      7/24/2001
WHITEMARSH INVESTMENT ASSOC                            167118              4288.80      7/24/2001
NEW AGE KALEIDOESCOPE LLC                              167139              6698.05      7/26/2001
MARIPOSA INVESTMENT GROUP                              167215             19114.50      7/26/2001
TANURB DEVELOPMENTS INC                                167262             30496.80      7/26/2001
#4838 BRAINTREE PRO.ASSOC NEWA                         167370             34977.16       8/1/2001
AAC- ARBORETUM JOINT VENTURE#3                         167371             23554.91       8/1/2001
AMERISHOP WOODRUFF, LLC                                167372             13049.75       8/1/2001
AMUSEMENT-CENTRAL, LLC                                 167373             10160.07       8/1/2001
ARROWHEAD PALMS LLC                                    167374             16996.02       8/1/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

BAYER RETAIL COMPANY, LLC                              167375             18640.57       8/1/2001
BELZ PARK PLACE, LP                                    167376             15857.08       8/1/2001
BENDERSON 1985-1 TRUST                                 167377             33979.83       8/1/2001
BEST BUY METRO CENTER                                  167378             34287.15       8/1/2001
BET INVESTMENTS                                        167379             19487.16       8/1/2001
BEVERLY PLAZA                                          167380             31000.31       8/1/2001
BLOUIN REALTY INC.                                     167381             22962.78       8/1/2001
BOCA-SOMERSET LP                                       167382             22904.97       8/1/2001
BRADLEY FAIR ONE, LLC                                  167383             17746.00       8/1/2001
BRAINTREE PROP ASSOC. LP SOUTH                         167384               460.00       8/1/2001
BRENTWOOD PLAZA RONALD R PAGAN                         167385             19962.44       8/1/2001
BRIDGEPOINTE LLC                                       167386             19680.72       8/1/2001
CAROUSEL CENTER CO. LP                                 167387             27225.62       8/1/2001
CHARLESTOWNE MALL,L.L.C.                               167388             10951.19       8/1/2001
CHENAL COMMONS                                         167389             13793.33       8/1/2001
CI VIRGINIA BEACH LTD PARTNERS                         167390             18891.34       8/1/2001
CIRCLE PLAZA                                           167391             26023.62       8/1/2001
CITRUS PARK VENTURE LP                                 167392             14091.07       8/1/2001
COMMUNITY CENTERS ONE, LLC                             167393             77841.94       8/1/2001
COMMUNITY CENTERS TWO, LLC                             167394             14470.76       8/1/2001
CONCORD GALLERY                                        167395             18564.00       8/1/2001
CONCORDE PARTNERS LLLP                                 167396             21496.17       8/1/2001
CONNECTICUT GENERAL LIFE INS C                         167397             13977.84       8/1/2001
CONTINENTAL 45 FUND LP                                 167398             22536.11       8/1/2001
CORRIGAN PROPERTIES INC                                167399             21112.25       8/1/2001
CP VENTURE THREE LLC                                   167400             19896.00       8/1/2001
CPI-PICKETT LLC                                        167401             74752.50       8/1/2001
CROSSROADS ASSOCIATES                                  167402             14991.67       8/1/2001
DALEN/RUBLOFF GURNEE LLC                               167403              3091.67       8/1/2001
DALLAS GALLERIA LTD                                    167404             23376.09       8/1/2001
DANBURY FAIR MALL MARKETING FU                         167405               242.50       8/1/2001
DANBURY MALL ASSOCIATES                                167406             22127.69       8/1/2001
DAYTON TOWN AND COUNTRY                                167407             14682.50       8/1/2001
DD OF TENNESSEE INC                                    167408             16498.57       8/1/2001
DDRC P&M DEER PARK TOWN CTR LL                         167409             15708.35       8/1/2001
DELTAMEX (USA), INC.                                   167410             28271.10       8/1/2001
DIXIE ASSOCIATES                                       167411             14554.56       8/1/2001
DOLLINGER-WESTLAKE ASSOCIATES                          167412             19736.00       8/1/2001
DSRG-CREEKSIDE TOWN CENTER                             167413             21353.25       8/1/2001
EAST GATE CTR LTD PARTNERSHIP                          167414             19967.83       8/1/2001
EASTCHESTER ASSOCIATES LP                              167415             17977.98       8/1/2001
EASTON MARKET LLC                                      167416             18781.26       8/1/2001
EASTVIEW MALL MKTG. FUND                               167417               380.83       8/1/2001
EDENS CENTER ASSOCIATES                                167418             30231.73       8/1/2001
EQUITY PROP & DEVELOPMENT, LP                          167419             33142.94       8/1/2001
EW COLUMBIA, LLC                                       167420             14301.16       8/1/2001
FASHION CENTER LLC                                     167421             30039.20       8/1/2001
FASHION MALL COMMONS                                   167422             15528.13       8/1/2001
FEDERAL REALTY - CONGRESSIONAL                         167423             35595.66       8/1/2001
FOX VALLEY LLC                                         167424             31888.12       8/1/2001
FREEHOLD RACEWAY MALL                                  167425             27379.90       8/1/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

FREEHOLD RACEWAY MARKETING FUN                         167426               391.21       8/1/2001
FREMONT HUB SHOPPING CENTER                            167427             19829.80       8/1/2001
GARABET KARAKELIAN                                     167428             16416.67       8/1/2001
GFS REALTY, INC                                        167429             17934.98       8/1/2001
GGP HOMART II LLC                                      167430             21638.00       8/1/2001
GGP LIMITED PARTNERSHIP                                167431             24062.00       8/1/2001
GINSBURG DEVELOPMENT LLC                               167432             28769.93       8/1/2001
GOODMAN/LANDMARK ONE                                   167433             17689.31       8/1/2001
GREAT EASTERN MALL                                     167434             23952.57       8/1/2001
GREENCOVE ASSOCIATES LLC                               167435             27320.08       8/1/2001
GS BRENTWOOD LLC                                       167436             26670.52       8/1/2001
HACIENDA CROSSING                                      167437             17635.17       8/1/2001
HASTINGS VILLAGE INVESTMENT CO                         167438             18810.00       8/1/2001
HAWTHORNE CENTRE ASSOCIATES                            167439             11207.25       8/1/2001
HC ATLANTIC DEVELOPEMENT                               167440             25859.57       8/1/2001
HUBERT REALTY COMPANY                                  167441             23835.00       8/1/2001
HUNTERS SQUARE COMPANY LLC                             167442             27099.75       8/1/2001
HUNTINGTON CENTER ASSOCIATE, L                         167443             21121.87       8/1/2001
INDIGO PROPERTIES LP                                   167444             13133.34       8/1/2001
INLAND COMMERCIAL PROP.MGT.                            167445             18684.40       8/1/2001
INLAND COMMERCIAL PROPERTY MGT                         167446             17083.15       8/1/2001
INLAND COMMERCIAL PROPERTY MGT                         167447             29902.93       8/1/2001
INLAND COMMERICAL PROP MGMT                            167448             24075.90       8/1/2001
IRVINE RETAIL PROPERTIES CO                            167449             33316.32       8/1/2001
JEFFREY R ANDERSON REAL ESTATE                         167450             22945.97       8/1/2001
KENTLANDS II, LLC                                      167451             20225.03       8/1/2001
KIR AUGUSTA II, LP    (307)                            167452             14007.01       8/1/2001
KIR BRIDGEWATER 573, LLC  (409)                        167453             47518.97       8/1/2001
KIR NORTHWEST SQUARE, LP                               167454             17615.33       8/1/2001
KIR SMOKETOWN STATION, LP                              167455             18530.57       8/1/2001
LAKE COOK ROAD CORP LOCKBOX                            167456             44303.11       8/1/2001
LIBERTY PROPERTY LTD PRTNRSHIP                         167457            106379.77       8/1/2001
M&H REALTY PARTNERS LP                                 167458             19943.90       8/1/2001
MAAMCA                                                 167459             12471.93       8/1/2001
MACERICH PARTNERSHIP                                   167460             17814.32       8/1/2001
MANCHESTER I-84 ASSOC.                                 167461             25893.53       8/1/2001
MANEKIN AYLESBURY, LLP                                 167462             20482.94       8/1/2001
MARIPOSA INVESTMENT GROUP                              167463             19114.50       8/1/2001
MBK NORTHWEST                                          167464             19369.33       8/1/2001
MERIDIAN ANNEX PARTNERS                                167465             10753.60       8/1/2001
METROPOLITAN LIFE INSURANCE CO                         167466             17962.33       8/1/2001
MID-AMERICA MANAGEMENT CORP                            167467             19053.42       8/1/2001
MOR SNOWDEN SQUARE 2 LTD                               167468             18591.83       8/1/2001
MR ROBERT HAYES                                        167469             18044.00       8/1/2001
NEPTUNE ASSOCIATES                                     167470             26416.67       8/1/2001
NEW AGE KALEIDOESCOPE LLC                              167471             12803.92       8/1/2001
NEW CENTURY ASSOC                                      167472             18306.24       8/1/2001
NORTHPOINT SHOP CENTER FREED/N                         167473             23252.33       8/1/2001
NORTHVILLE JOINT VENTURE                               167474             29483.70       8/1/2001
NORTHWAY GROUP, LP SWWP ACCOUNT                        167475             13812.34       8/1/2001
OPUS NW MANAGEMENT, LLC BILLIN                         167476             19142.83       8/1/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

ORANGE TOWN & COUNTRY, LLC                             167477             23951.00       8/1/2001
OXFORD VALLEY ROAD ASSOCIATES,                         167478             24428.35       8/1/2001
PACE-CENTRAL ASSOCIATES, LLC                           167479             15802.84       8/1/2001
PAN PACIFIC RETAIL PROPERTIES                          167480             15235.88       8/1/2001
PAROLE TOWN CENTER ASSOC                               167481             24457.10       8/1/2001
PEDERSON/BVT PROMENADE ASSC                            167482             18955.95       8/1/2001
PENN CENTER MANAGEMENT CORP                            167483             15864.25       8/1/2001
PFEIFLEY COMPANY, LLC                                  167484             31365.18       8/1/2001
PITV, LP                                               167485             17747.67       8/1/2001
PLANTATION                                             167486             17281.01       8/1/2001
POST PLAZA LLC                                         167487             20211.73       8/1/2001
POTOMAC YARD RETAIL, INC                               167488             20360.43       8/1/2001
PPR REDMOND RETAIL LLC                                 167489             20127.50       8/1/2001
PRESIDENTIAL MARKET CENTER LLC                         167490             10389.00       8/1/2001
PRESTON SHEPARD PLACE                                  167491             14271.72       8/1/2001
PRICE REIT PROPERTIES,LLC                              167492             16240.92       8/1/2001
PRINCIPAL MUTUTAL LIFE                                 167493             21317.31       8/1/2001
PYRAMID CROSSGATES CO. THE CLI                         167494             28673.79       8/1/2001
QS MARKETPLACE LIMITED PARTNER                         167495             11291.44       8/1/2001
RAINBOW INVESTMENT CO                                  167496             19632.61       8/1/2001
RESTON SPECTRUM LP                                     167497             28581.66       8/1/2001
RETAIL PROPERTY TUST                                   167498             28778.40       8/1/2001
RIVER PARK PROPERTIES II                               167499             16102.10       8/1/2001
RMS INVESTMENT CORP                                    167500             14585.56       8/1/2001
RODERICK ENTERPRISES                                   167501             18584.87       8/1/2001
ROYCE REALTY INC                                       167502             19351.08       8/1/2001
RREEF MANAGEMENT COMPANY GATEW                         167503             18747.62       8/1/2001
SANDY SPRINGS PLAZA ASSOC, LP                          167504             20666.25       8/1/2001
SAUL HOLDINGS LTD PARTNERSHIP                          167505             30109.31       8/1/2001
SAUL SUBSIDIARY I LTD                                  167506             12091.16       8/1/2001
SCHAFERICHARDSON, INC                                  167507             20823.17       8/1/2001
SCHAUMBURG COURT LP                                    167508             28687.50       8/1/2001
SCHMIDT INVESTMENTS, LTD.                              167509             16438.28       8/1/2001
SHOPS AT OAKS BROOK PLACE, LP                          167510             29413.00       8/1/2001
SMITH HAVEN CENTER ASSOC ID#77                         167511             22333.33       8/1/2001
SOUTHLAKE CENTRAL VENTURE                              167512             18585.02       8/1/2001
SOUTHPOINTE PAVILIONS                                  167513              9879.16       8/1/2001
SPP REAL ESTATE INC. TRAMMEL C                         167514             26599.17       8/1/2001
SPRINGFIELD - RT 22 LP                                 167515             37071.89       8/1/2001
STRATFORD SQUARE LTD.                                  167516             23506.46       8/1/2001
SUMMIT MALL                                            167517               250.00       8/1/2001
SUNIL PURI, LLC                                        167518             17083.33       8/1/2001
SUNRISE MALL ASSOCIATES                                167519             24729.61       8/1/2001
TARTAGLIA ASSOCIATES LP                                167520             27815.83       8/1/2001
TCW/AIM ALASKA PERM FUND                               167521             24454.09       8/1/2001
THE CORNERS                                            167522             17785.00       8/1/2001
THE FLATLEY COMPANY                                    167523             20138.55       8/1/2001
THE SHOPS AT ONE ORCHARD PLACE                         167524             30967.91       8/1/2001
TOWN & COUNTRY PARTNERSHI                              167525             25146.33       8/1/2001
TOWNSEND PROPERTY TRUST LMTD.                          167526             57598.55       8/1/2001
TREECO/CENTERS LP                                      167527             22486.13       8/1/2001

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Disbursements Journal

TREECO/HYLAN LIMITED                                   167528             27979.46       8/1/2001
TYCON COMPANIES, INC                                   167529             17399.56       8/1/2001
USRP TEXAN,LP                                          167530             19117.08       8/1/2001
USRP TEXAS, LP                                         167531             13686.67       8/1/2001
VALENCIA TOWN CENTER ASSOCIATE                         167532             18421.17       8/1/2001
VESTAR ARIZONA XVI                                     167533             41316.85       8/1/2001
VESTAR ARIZONA XXVI, LLC                               167534             16135.89       8/1/2001
W. W. R. ASSOCIATES                                    167535             22199.84       8/1/2001
WARNER MARKETPLACE, LLC                                167536             24663.00       8/1/2001
WAYNE RETAIL LLC                                       167537             32610.77       8/1/2001
WEINGARTEN REALTY MANAGEMENT C                         167538             15733.00       8/1/2001
WEINREB MANAGEMENT                                     167539             32030.36       8/1/2001
WESTWOOD TOWN CENTER, LLC                              167540             13173.06       8/1/2001
WHITEMAK ASSOCIATES                                    167541             23168.22       8/1/2001
WHITEMARSH INVESTMENT ASSOC                            167542             24472.94       8/1/2001
WILLOWS CENTER CONCORD, LLC                            167543             20411.82       8/1/2001
WINCHESTER CENTER LLC                                  167544             20678.00       8/1/2001
WINDSOR GREEN INVESTORS LLC                            167545             19407.65       8/1/2001
WOODMEN RETAIL CENTER, LLC                             167546             14028.87       8/1/2001
111 EAST 85TH ST OWNERS                                167547             12578.12       8/1/2001
140TH & CENTER STREETS, L.L.C.                         167548             15207.50       8/1/2001
1541-SIMON PROPERTY GROUP (TX)                         167549             19341.60       8/1/2001
201 N. BRAND LLC                                       167550             25048.42       8/1/2001
2163 N CLYBOURN LTD. RN REALTY                         167551             26938.36       8/1/2001
3644 LONG BEACH ROAD,LLC                               167553             22786.74       8/1/2001
4508 SIMON PROPERTY GROUP, LP                          167554             21501.98       8/1/2001
4666 SHOPPING CNTR ASSOCIATION                         167555             77571.83       8/1/2001
4922 MAYFLOWER LIBERTY TREE LL                         167556             15743.90       8/1/2001
9570 DEBARTOLO CAPITAL PARTNER                         167557             18334.69       8/1/2001
3200 HOLCOMB BRIDGE ROAD ASSOC                         167558             24355.38       8/1/2001
KIR SMOKETOWN STATION, LP                              167591               140.00       8/1/2001
WOODMEN RETAIL CENTER, LLC                             167764                24.30       8/3/2001
MARIPOSA INVESTMENT GROUP                                Void            -19114.50       7/2/2001

Total                                                                 4,231,773.04

OTHER RENT

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
IKON PHILADELPHIA BDS                                  166309               228.91      7/12/2001
PITNEY BOWES MANAGEMENT SERVIC                         166337              6982.02      7/12/2001
IKON PHILADELPHIA BDS                                  166678              1370.06      7/17/2001
PITNEY BOWES MANAGEMENT SERVIC                         166708               338.67      7/17/2001
PITNEY BOWES MANAGEMENT SERVIC                         166757              1400.00      7/18/2001
PITNEY BOWES MANAGEMENT SERVIC                         166841              2194.98      7/20/2001
IKON PHILADELPHIA BDS                                  166897              3603.65      7/23/2001
PITNEY BOWES MANAGEMENT SERVIC                         166898               759.57      7/23/2001
IKON PHILADELPHIA BDS                                  167000              6936.81      7/24/2001
IKON PHILADELPHIA BDS                                  167308                95.40      7/27/2001
IKON PHILADELPHIA BDS                                  167355               477.90      7/31/2001
PITNEY BOWES MANAGEMENT SERVIC                         167360              2194.98      7/31/2001

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#01-1749
Disbursements Journal

IKON PHILADELPHIA BDS                                  167646               381.54       8/2/2001
PITNEY BOWES MANAGEMENT SERVIC                         167653              2194.98       8/2/2001
PITNEY BOWES MANAGEMENT                                167771              2101.00       8/3/2001

Total                                                                    31,260.47

LEASE

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
PITNEY BOWES INC                                       166224              9004.17      7/10/2001
MATERIAL HANDLING SUPPLY INC                           166323              1272.00      7/12/2001
PITNEY BOWES INC                                       166336              4071.25      7/12/2001
PENSKE TRUCK LEASING CO.,L.P.                          166747              4723.57      7/17/2001
ROLLINS LEASING CORP-DE                                166748              2412.85      7/17/2001
PITNEY BOWES INC                                       167051              3066.65      7/24/2001
PITNEY BOWES INC                                       167234              1534.43      7/26/2001
MATERIAL HANDLING SUPPLY INC                           167650              3736.50       8/2/2001

Total                                                                    29,821.42

INSURANCE

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
AON RISK SERVICES, INC OF PA                           166160            130127.71      7/10/2001
CoreSource                                               WIRE             52329.61      7/16/2001
AFLAC                                                    WIRE              1943.21      7/16/2001
CORESOURCE                                             166894              4378.56      7/23/2001
CORESOURCE,INC.                                        166895               105.28      7/23/2001
FLEX ONE                                               166988             15917.19      7/24/2001
AON RISK SERVICES, INC OF PA                           167155               200.00      7/26/2001
FLEX ONE                                               167190                33.00      7/26/2001
THE AARP GROUP HEALTH INSURANC                         167265               295.50      7/26/2001
CoreSource                                               WIRE             61648.77      7/26/2001
AFLAC                                                    WIRE              1733.84      7/24/2001
AETNA US HEALTHCARE                                    167347             29420.60      7/31/2001
CORESOURCE,INC.                                        167352             54599.60      7/31/2001
AON RISK SERVICES, INC OF PA                           167567              2587.50       8/1/2001

Total                                                                   355,320.37

ADMINISTRATIVE

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
DEE PAPER CO                                           166150              1476.54       7/9/2001
APPLIED DIGITAL SOLUTIONS                              166161              5300.39      7/10/2001
AT&T                                                   166162                47.64      7/10/2001
BOBBY L TAYLOR                                         166165              1200.00      7/10/2001
BUSINESS WEEK                                          166167                37.95      7/10/2001
CHAIN STORE AGE EXECUTIVE FAX                          166169               179.00      7/10/2001
CHAMPION AMERICA INC                                   166170               395.50      7/10/2001
CITY OF MURFREESBORO POLICE AN                         166174                25.00      7/10/2001

Zany Brainy, Inc.
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Disbursements Journal

CUSTOM NETWORK SOLUTIONS                               166180              2413.53      7/10/2001
DEBORAH HARRY & ASSOCIATES                             166182               632.22      7/10/2001
DISCOUNT STORE NEWS                                    166183               119.00      7/10/2001
GE CAPITAL                                             166192               226.15      7/10/2001
IRON MOUNTAIN                                          166195              4099.90      7/10/2001
KFORCE.COM (ATLANTA,GA)                                166203               839.52      7/10/2001
MICHAEL'S DELI                                         166214                49.11      7/10/2001
NEXTEL COMMUNICATIONS                                  166217               221.62      7/10/2001
PECO ADELPHIA COMMUNICATIONS                           166222             15671.03      7/10/2001
PHILA. SUBURBAN WATER CO.                              166223               231.95      7/10/2001
PUBLISHERS WEEKLY                                      166228               189.00      7/10/2001
RIVERFRONT HEALTH SYSTEMS                              166232               105.00      7/10/2001
SHUMSKY ENTERPRISES                                    166234               766.50      7/10/2001
STOCKTRANS                                             166238              1137.60      7/10/2001
SUNBELT CONTAINER, INC                                 166239              2008.75      7/10/2001
THE HERTZ CORPORATION                                  166243                85.20      7/10/2001
TIME & PARKING CONTROLS                                166244               265.00      7/10/2001
UNITED INSURANCE CONSULTANTS                           166249              7000.00      7/10/2001
VITAL RECORDS INC.                                     166252               150.19      7/10/2001
WHITMORE                                               166255             17731.90      7/10/2001
BW PRO SOUND                                           166290               500.00      7/12/2001
FORTNA, INC                                            166304              1471.20      7/12/2001
INTERNATIONAL MASCOT CORP                              166311              2000.00      7/12/2001
JDA SOFTWARE GROUP, INC                                166312             10523.66      7/12/2001
KFORCE.COM (ATLANTA,GA)                                166316             15007.70      7/12/2001
LEASE CORPORATION OF AMERICA                           166317               172.46      7/12/2001
PLYMOUTH PACKAGING COMPANY                             166338               424.53      7/12/2001
POLAND SPRING                                          166339                89.37      7/12/2001
RELIZON                                                166348              8576.84      7/12/2001
SFI                                                    166357               922.31      7/12/2001
THE HERTZ CORPORATION                                  166361                84.85      7/12/2001
THYSSEN DOVER ELEVATOR                                 166362               137.88      7/12/2001
TROUT FISHING IN AMERICA                               166367              1343.49      7/12/2001
FLONETWORK                                             166379             17000.00      7/13/2001
REBATE CHECKS                                            WIRE                60.00       7/9/2001
REBATE CHECKS                                            WIRE                40.00      7/11/2001
Dunbar Armor                                             WIRE            54,441.62       7/9/2001
Misc. DRs                                                WIRE            41,646.62      7/10/2001
Misc. DRs                                                WIRE            10,416.68      7/12/2001
Misc. DRs                                                WIRE            44,425.00      7/13/2001
ALLEN SCREEN AND DIGITAL PRINT                         166624             12666.66      7/17/2001
AT&T                                                   166635              1200.00      7/17/2001
CHOICE IMAGING,INC                                     166643              9224.54      7/17/2001
EMPLOYEE HEALTH CENTER                                 166668                40.00      7/17/2001
F.P. DUFFY, INC.                                       166670              3368.50      7/17/2001
GENE & GEORGE SMITH TRUCKING                           166674               688.83      7/17/2001
KLOCK BON APPETIT                                      166683                66.00      7/17/2001
MACKIN & DOWD DESIGN, INC                              166685              2590.46      7/17/2001
MONARCH MARKING                                        166687              1872.00      7/17/2001
NEWSPAPER SERVICES OF AMERICA                          166691             17800.00      7/17/2001
NEXTEL COMMUNICATIONS                                  166692               445.18      7/17/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

PITNEY BOWES CREDIT CORP                               166707                47.50      7/17/2001
RELIZON                                                166714              2352.00      7/17/2001
ROYAL & SUNALLIANCE                                    166716             44833.13      7/17/2001
SERVICE TIRE TRUCK CENTER                              166717                15.90      7/17/2001
SESECO INC.                                            166718                72.00      7/17/2001
SFI                                                    166719             33682.38      7/17/2001
SHUMSKY ENTERPRISES                                    166720              2932.30      7/17/2001
ULINE                                                  166731               434.20      7/17/2001
VERIZON                                                166735               285.15      7/17/2001
BEST SOFTWARE, INC                                     166779              1908.00      7/20/2001
CROWN PACKAGING CORP.                                  166797              1527.63      7/20/2001
DUFFY'S                                                166799               290.97      7/20/2001
LEXIS-NEXIS                                            166819               200.00      7/20/2001
MIDDLE TENNESSEE INDUSTRIAL TI                         166825                30.31      7/20/2001
MURFREESBORO POLICE ANNEX                              166827               125.00      7/20/2001
RIVERFRONT HEALTH SYSTEMS                              166847                60.00      7/20/2001
RR DONNELLEY RECEIVABLES,INC                           166851              1293.90      7/20/2001
SFI                                                    166856              5286.55      7/20/2001
SUNBELT CONTAINER, INC                                 166864              3751.88      7/20/2001
TOYOTA MOTOR CREDIT CORP. COMM                         166870              1699.08      7/20/2001
UPPER MERION TWP POLICE DEPT                           166875               100.00      7/20/2001
REBATE CHECKS                                            WIRE               120.00      7/17/2001
Misc. DRs                                                WIRE             98606.14      7/19/2001
UNITED STATES POSTAL SERVICE                           166900              1030.00      7/23/2001
AJB SOFTWARE DESIGN INC                                166915             35000.00      7/24/2001
BROWNING-FERRIS INDUSTRIES                             166933              1413.80      7/24/2001
CINGULAR                                               166944               454.93      7/24/2001
CITICORP VENDOR FINANCE, INC.                          166945               185.48      7/24/2001
DEBORAH HARRY & ASSOCIATES                             166975              1160.83      7/24/2001
DISCOVER FINANCIAL SERVICES                            166979                78.53      7/24/2001
FORTNA, INC                                            166991               260.43      7/24/2001
NATIONWIDE CONSULTING COMPANY,                         167033              2928.71      7/24/2001
NEXTEL COMMUNICATIONS                                  167035               443.49      7/24/2001
REPUBLIC SERVICES OF NJ                                167068               327.15      7/24/2001
RON TEPNER-PETTY CASH                                  167072              1500.00      7/24/2001
STAPLES CREDIT PLAN                                    167088                92.55      7/24/2001
SUNBELT CONTAINER, INC                                 167090              2610.00      7/24/2001
THE HERTZ CORPORATION                                  167096               208.22      7/24/2001
UNITED INSURANCE CONSULTANTS                           167098               342.74      7/24/2001
VERIZON                                                167102                31.16      7/24/2001
WASHINGTON INVENTORY SERVICE                           167116              2000.00      7/24/2001
AVM OFFICE COFFEE SERVICES                             167159               105.89      7/26/2001
DUFFY'S                                                167182               289.74      7/26/2001
FEDERAL EXPRESS CORP                                   167187               116.49      7/26/2001
HEATHER HILL - PETTY CASH                              167200              2500.00      7/26/2001
NYC DEPARTMENT OF FINANCE                              167230               150.00      7/26/2001
SESECO INC.                                            167248               583.80      7/26/2001
SKYTEL                                                 167249               363.41      7/26/2001
TELESPECTRUM WORLDWIDE, INC.                           167263               781.70      7/26/2001
TROUT FISHING IN AMERICA                               167266              1021.00      7/26/2001
WHITMORE                                               167279             18115.24      7/26/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

COMPUMASTER                                            167301               399.00      7/27/2001
MONET GRAPHICS, INC.                                   167318               506.58      7/27/2001
PITNEY BOWES CREDIT CORP                               167320               390.91      7/27/2001
MANTAS, OHLIGER,MCGARY&QUINN                           167331              8000.00      7/27/2001
REBATE CHECKS                                            WIRE               200.00      7/23/2001
REBATE CHECKS                                            WIRE                40.00      7/24/2001
REBATE CHECKS                                            WIRE                60.00      7/27/2001
401K                                                     WIRE             49799.15      7/25/2001
Expense Wire                                             WIRE              5500.00      7/26/2001
ACME PLASTICS, INC                                     167346               683.00      7/31/2001
RELIZON                                                167362              4128.00      7/31/2001
CENTRAL PARKING SYSTEMS                                167571               191.94       8/1/2001
CHOICE IMAGING,INC                                     167573             32020.14       8/1/2001
ORKIN EXTERMINATING                                    167601                77.00       8/1/2001
PECO ADELPHIA COMMUNICATIONS                           167604             15618.35       8/1/2001
PLANET TECHNOLOGY SOLUTIONS                            167606             32053.08       8/1/2001
SOURCE ONE PERSONNEL, INC                              167615              1310.27       8/1/2001
AKIN,GUMP,STRAUSS,HAUER & FELD                         167636               462.10       8/2/2001
ALLIED PROPANE CO                                      167638                 4.77       8/2/2001
AT&T                                                   167640                89.07       8/2/2001
AVM OFFICE COFFEE SERVICES                             167641               673.16       8/2/2001
CORNING DATA SERVICES, INC                             167644               784.00       8/2/2001
THE GARR GROUP,LLC                                     167660               750.00       8/2/2001
APPLIED DIGITAL SOLUTIONS                              167680              4334.62       8/3/2001
AT&T                                                   167681              1200.00       8/3/2001
DAVID CUTLER INDUSTRIES                                167692               344.00       8/3/2001
DEBORAH HARRY & ASSOCIATES                             167693               864.44       8/3/2001
DELAWARE VALLEY LIFT TRUCK INC                         167694               312.38       8/3/2001
DUFFY'S                                                167698               369.01       8/3/2001
ECKERT SEAMANS CHERIN &MELLOTT                         167700               585.00       8/3/2001
FORTNA, INC                                            167703              1282.61       8/3/2001
GE CAPITAL                                             167707               226.15       8/3/2001
INDUSTRIAL BATTERY SYSTEMS                             167711               125.00       8/3/2001
KFORCE.COM (ATLANTA,GA)                                167716              8259.39       8/3/2001
MONIKRAFT, INC                                         167724              1151.40       8/3/2001
REPUBLIC SERVICES OF NJ                                167736               633.05       8/3/2001
SFI                                                    167740               443.23       8/3/2001
SOURCE ONE PERSONNEL, INC                              167745              1611.20       8/3/2001
SUNBELT CONTAINER, INC                                 167748              3216.13       8/3/2001
THE HERTZ CORPORATION                                  167750              4074.02       8/3/2001
UPPER MERION TWP POLICE DEPT                           167754               100.00       8/3/2001
VITAL RECORDS INC.                                     167761               153.60       8/3/2001
BEE.NET                                                167770               345.00       8/3/2001
REBATE CHECKS                                            WIRE               100.00      7/30/2001
REBATE CHECKS                                            WIRE                15.00       8/1/2001
REBATE CHECKS                                            WIRE               100.00       8/2/2001
401K                                                     WIRE             49938.23       8/3/2001
Expense Wire                                             WIRE             20000.00       8/1/2001
Expense Wire                                             WIRE            110000.00       8/3/2001
DUNBAR ARMOR                                             WIRE             23163.64       8/4/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

Total                                                                   982,288.50


SELLING

Vendor Name                                            Check #           Check Amt     Check Date
-----------                                            -------           ---------     ----------
R GRIFFITH ASSOC, INC                                  166151              2114.70       7/9/2001
SPECIALTY STORE SERVICES, INC                          166152              1070.06       7/9/2001
ADELPHIA BUSINESS SOLUTIONS                            166157               288.78      7/10/2001
AMERITECH-IL                                           166158               587.17      7/10/2001
AT&T                                                   166163               195.86      7/10/2001
BRODART                                                166166               279.35      7/10/2001
C-THRU WINDOW CLEANING, LLC                            166168                60.00      7/10/2001
CITY OF BROOKFIELD-UTILITIES                           166173                57.43      7/10/2001
CITY OF NAPERVILLE                                     166175              1129.22      7/10/2001
CITY OF OKLAHOMA CITY                                  166176                14.38      7/10/2001
COLUMBIA GAS OF VIRGINA                                166177                12.18      7/10/2001
CTC COMMUNICATIONS CORP                                166179              5178.83      7/10/2001
DOYLESTOWN TOWNSHIP                                    166186                60.91      7/10/2001
EASTCHESTER WINDOW CLEANING CO                         166187                80.25      7/10/2001
ENERGY MNGMT SYSTEMS                                   166188                22.16      7/10/2001
FACILITY MAINTENANCE SERVICES                          166189              2902.92      7/10/2001
FIREMASTER                                             166190                36.97      7/10/2001
FOX METRO W.R.D.                                       166191                10.45      7/10/2001
GENERAL SERVICES INC.                                  166193                29.68      7/10/2001
KIMCO REALTY-UTILITY                                   166204                75.98      7/10/2001
LONG ISLAND WATER CORP.                                166207                 8.21      7/10/2001
LOUISVILLE WATER COMPANY                               166208                17.52      7/10/2001
MC SIGN COMPANY                                        166211              4358.85      7/10/2001
METRO TECH SERVICE CORP                                166212              4224.04      7/10/2001
METROPOLITAN UTILITIES DISTRIC                         166213                35.72      7/10/2001
MOTHER GOOSE BALLOONS & HELIUM                         166216              1087.56      7/10/2001
NORTHVILLE TOWNSHIP                                    166218                27.28      7/10/2001
OCEANSIDE WINDOW CLEANING CO.                          166219                70.53      7/10/2001
PACIFIC GAS & ELECTRIC CO                              166220              7635.15      7/10/2001
PACIFIC WEST SECURITY INC                              166221                81.00      7/10/2001
PP&L                                                   166225              2040.00      7/10/2001
PRINCE WILLIAM CO SERV AUTH                            166227                50.51      7/10/2001
QWEST                                                  166229              1729.57      7/10/2001
R GRIFFITH ASSOC, INC                                  166230              1022.70      7/10/2001
SONITROL - CENTRAL OHIO                                166235               374.35      7/10/2001
SONITROL CHICAGOLAND WEST                              166236              1323.00      7/10/2001
SUNRISE MAINTENANCE SERVICE CO                         166240                43.40      7/10/2001
TECO TEMPA ELECTRIC                                    166241              1937.19      7/10/2001
THE CITY OF SAN DIEGO                                  166242                 7.64      7/10/2001
TYLER MOUNTAIN WATER CO.                               166247                42.90      7/10/2001
UGI UTILITIES, INC                                     166248                14.08      7/10/2001
VACUUM SYSTEMS INTERNATIONAL                           166250              1109.55      7/10/2001
VIRGINIA POWER                                         166251              1704.17      7/10/2001
WATCHUNG SPRING WATER CO, INC                          166253                28.76      7/10/2001
4COMM INC.                                             166257               740.00      7/10/2001
ALL MAINTENANCE ELECTRIC                               166284               616.10      7/12/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

AMEREN UE                                              166285              2076.60      7/12/2001
AMERICAN ELECTRIC POWER                                166286               779.47      7/12/2001
ASPEN WASTE SYSTEMS, INC                               166287               304.92      7/12/2001
BALTIMORE GAS AND ELECTRIC CO                          166288              2042.93      7/12/2001
BRAINTREE ELECTIC DEPT.                                166289              1367.82      7/12/2001
CALIFORNIA SIGN                                        166291               434.31      7/12/2001
CITY PUBLIC SERVICE                                    166292              1696.85      7/12/2001
CLEANWAY L S INC.                                      166293             15130.64      7/12/2001
COMED                                                  166294              2084.24      7/12/2001
CONEDISON                                              166295              9742.12      7/12/2001
CONNECTICUT LIGHT & POWER                              166296              2277.81      7/12/2001
CONSUMERS NEW JERSEY WATER COM                         166297               531.86      7/12/2001
DETROIT EDISON                                         166298              1773.82      7/12/2001
DOMINION EAST OHIO GAS                                 166299                32.50      7/12/2001
DUKE POWER                                             166300              1055.94      7/12/2001
ENTERGY                                                166302              1501.25      7/12/2001
FASTENERS FOR RETAIL, INC                              166303               314.96      7/12/2001
GEORGIA POWER                                          166305              4367.23      7/12/2001
GPU ENERGY                                             166306              1447.82      7/12/2001
HINCKLEY SPRING WATER COMPANY                          166307                40.61      7/12/2001
HYLAN ELECTRICAL CONTRACTING                           166308               481.24      7/12/2001
INDIANAPOLIS POWER & LIGHT CO                          166310              1080.68      7/12/2001
KENTUCKY - AMERICAN WATER CO                           166315                35.06      7/12/2001
LIPA LONG ISLAND POWER AUTHORI                         166319              3140.87      7/12/2001
LOS ANGELES DEPT OF WATER & PO                         166320              2767.33      7/12/2001
MAGNETIC SPRINGS WATER COMPANY                         166321                 7.87      7/12/2001
MCEC                                                   166324              1581.02      7/12/2001
METRO DOOR ROMET MFG INC.                              166325              1208.40      7/12/2001
METRO TECH SERVICE CORP                                166326              9752.46      7/12/2001
MISSOURI-AMERICAN WATER                                166327                27.16      7/12/2001
MOTHER GOOSE BALLOONS & HELIUM                         166328                57.24      7/12/2001
NICOR GAS                                              166329               120.09      7/12/2001
ORECK VACUUM                                           166330                13.72      7/12/2001
PACIFIC GAS & ELECTRIC CO                              166331              7493.08      7/12/2001
PECO ENERGY                                            166332               160.78      7/12/2001
PECO ENERGY COMPANY                                    166333              3720.03      7/12/2001
PENN SECURITY CO                                       166334               185.00      7/12/2001
PIEDMONT NATURAL GAS CO                                166335                28.15      7/12/2001
PSEG & CO                                              166340              2870.97      7/12/2001
PSNC ENERGY                                            166341                11.61      7/12/2001
PUBLIC SERVICE COMPANY OF OKLA                         166342              1904.92      7/12/2001
PUGET SOUND ENERGY                                     166343              1009.07      7/12/2001
R GRIFFITH ASSOC, INC                                  166344               776.54      7/12/2001
REGENCY LIGHTING                                       166345              3642.25      7/12/2001
RELIANT ENERGY HLP                                     166346              6450.52      7/12/2001
RELIANT ENERGY MINNEGASCO                              166347                21.47      7/12/2001
RJ LACHMAN, INC                                        166349             55192.00      7/12/2001
ROSE DISPLAYS                                          166351               350.07      7/12/2001
SAN DIEGO GAS & ELECTRIC                               166354              2064.62      7/12/2001
SCANA ENERGY                                           166356               125.39      7/12/2001
SMUD-SACRAMENTO MUNICIPAL UTIL                         166359              2202.12      7/12/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

SPECIALTY STORE SERVICES, INC                          166360               151.93      7/12/2001
TXU ELECTRIC                                           166368              5025.66      7/12/2001
WATER DISTRICT NO 1                                    166370                28.94      7/12/2001
WATERCHOICE                                            166371                41.55      7/12/2001
WW GRAINGER, INC                                       166373               326.28      7/12/2001
XCEL ENERGY                                            166374              2598.40      7/12/2001
CORPORATE SAFE SPECIALIST                              166381               445.00      7/13/2001
FALLS TOWNSHIP                                         166383                15.76      7/13/2001
SPECIALTY STORE SERVICES, INC                          166386               109.40      7/13/2001
ACADEMY FIRE PROTECTION                                166623               940.71      7/17/2001
ALLIANT ENERGY/WP&L                                    166625               857.87      7/17/2001
ALTO SIGN, INC                                         166626               475.00      7/17/2001
AMBASSADOR AIR COND. INC                               166627               172.00      7/17/2001
AMERICAN ELECTRIC POWER                                166629              1807.82      7/17/2001
AMERITECH-IL                                           166630              3025.21      7/17/2001
AMERITECH-MI                                           166631              1067.00      7/17/2001
ARIZONA PUBLIC SERVICE CO                              166633              2632.84      7/17/2001
AT&T                                                   166634             55059.59      7/17/2001
BELLSOUTH - GA                                         166636               459.36      7/17/2001
BELLSOUTH PUBLIC COMMUNICATION                         166637               190.86      7/17/2001
BELLSOUTH-NC                                           166638              2209.60      7/17/2001
BOUND BROOK WINDOW CLEANING                            166640                76.32      7/17/2001
BRODART                                                166641               239.75      7/17/2001
CHORUS @ MID PLAINS, INC.                              166644               249.80      7/17/2001
CINCINNATI BELL COMPANY                                166646              1125.47      7/17/2001
CITY OF AUSTIN UTILITIES                               166647              2447.50      7/17/2001
CITY OF GLENDALE-WATER & POWER                         166649              2492.85      7/17/2001
CITY OF ROCHESTER HILLS                                166650                60.58      7/17/2001
CITY OF ROSEVILLE                                      166651               720.14      7/17/2001
CITY OF SCOTTSDALE                                     166652                50.00      7/17/2001
COMED                                                  166655             20809.26      7/17/2001
CONECTIV POWER DELIVER                                 166656               824.14      7/17/2001
CONEDISON                                              166657              3806.35      7/17/2001
CONSUMERS ENERGY                                       166659                83.67      7/17/2001
CONTROL BUILDING SERVIVES, INC                         166660                54.25      7/17/2001
CORPORATE ELECTRICAL TECH INC.                         166661               534.61      7/17/2001
CUSTOM NETWORK SOLUTIONS                               166662              4283.40      7/17/2001
DETROIT EDISON                                         166664              1312.53      7/17/2001
DUKE POWER                                             166665              3492.04      7/17/2001
DUQUESNE LIGHT                                         166666              4125.40      7/17/2001
EASTERN SAFE & LOCK CO INC                             166667               100.00      7/17/2001
ENTEX                                                  166669                17.49      7/17/2001
FEDEX GROUND                                           166671                25.43      7/17/2001
FRONTIER TELEPHONE OF ROCHESTE                         166672                77.86      7/17/2001
GEORGIA POWER                                          166675              2091.91      7/17/2001
GPU ENERGY                                             166676              3126.18      7/17/2001
HYLAN ELECTRICAL CONTRACTING                           166677               747.57      7/17/2001
KEYSPAN ENERGY DELIVERY                                166682               176.26      7/17/2001
LIPA LONG ISLAND POWER AUTHORI                         166684              6252.16      7/17/2001
METRO TECH SERVICE CORP                                166686              3163.35      7/17/2001
NIAGARA MOHAWK POWER CORPORATI                         166693              3792.85      7/17/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

NICOR GAS                                              166694                63.99      7/17/2001
NORTH SHORE GAS                                        166695                40.44      7/17/2001
NOVEC                                                  166696              2308.88      7/17/2001
NSTAR ELECTRIC                                         166697              1493.88      7/17/2001
NYC FIRE DEPARTMENT                                    166698               227.50      7/17/2001
OAKLEAF WASTE MANAGEMENT,LLC                           166699               230.00      7/17/2001
OHIO EDISON                                            166700              1359.14      7/17/2001
ORMAN CONSULTING, INC                                  166701             43565.02      7/17/2001
P R O P MECHANICAL, INC.                               166702               268.45      7/17/2001
PACIFIC BELL                                           166703              2177.44      7/17/2001
PACIFIC GAS & ELECTRIC CO                              166704                10.08      7/17/2001
PECO ENERGY COMPANY                                    166705              3292.93      7/17/2001
PIEDMONT NATURAL GAS CO                                166706                24.25      7/17/2001
PSEG & CO                                              166709              6231.19      7/17/2001
QWEST                                                  166710               374.11      7/17/2001
QWEST                                                  166711                56.81      7/17/2001
QWEST                                                  166712              1138.81      7/17/2001
QWEST                                                  166713               855.75      7/17/2001
REVERE SUBURBAN REALTY CORP.                           166715               279.65      7/17/2001
SONITROL SECURITY SYSTEMS                              166721                89.00      7/17/2001
SOUTHERN CALIFORNIA EDISON                             166722              1008.59      7/17/2001
SOUTHWEST GAS CORPORATION                              166723                21.09      7/17/2001
SOUTHWESTERN BELL                                      166724              1422.96      7/17/2001
SOUTHWESTERN BELL                                      166725                40.99      7/17/2001
SOUTHWESTERN BELL                                      166726               558.44      7/17/2001
SOUTHWESTERN BELL                                      166727               500.69      7/17/2001
SPRINT                                                 166728                 5.94      7/17/2001
TERMINIX INTERNATIONAL                                 166729               298.06      7/17/2001
UNIVERSAL ENVIRONMENTAL CONSUL                         166732              7445.05      7/17/2001
VERIZON                                                166733               148.77      7/17/2001
VERIZON                                                166734               568.28      7/17/2001
VERIZON                                                166736                51.31      7/17/2001
VERIZON                                                166737              1114.67      7/17/2001
VERIZON - MD                                           166738               428.23      7/17/2001
VERIZON SOUTHWEST                                      166739               399.68      7/17/2001
VERIZON WIRELESS - NJ                                  166740               180.04      7/17/2001
VIRGINIA NATURAL GAS INC                               166741               125.30      7/17/2001
VIRGINIA POWER                                         166742             10102.53      7/17/2001
WEST VIEW WATER AUTHORITY THE                          166743                 9.56      7/17/2001
WINDSOR MARKETING GROUP                                166745             19418.74      7/17/2001
WW GRAINGER, INC                                       166746                85.80      7/17/2001
ALABAMA GAS CORP                                       166776                18.02      7/20/2001
CALIFORNIA WATER SERVICE CO                            166782                26.53      7/20/2001
CITY OF OKLAHOMA CITY                                  166786                22.04      7/20/2001
CITY OF PASADENA                                       166787              2676.92      7/20/2001
CITY OF SOUTHLAKE                                      166790                94.84      7/20/2001
CITY OF ST.CHARLES                                     166791               804.26      7/20/2001
CLEANWAY L S INC.                                      166792             25470.78      7/20/2001
CONNECTICUT NATURAL GAS CORPOR                         166794                51.59      7/20/2001
CONSUMERS ENERGY                                       166795                30.25      7/20/2001
EDISON POLICE FALSE ALARM                              166800                50.00      7/20/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

ENERGY MNGMT SYSTEMS                                   166801                31.82        7/20/2001
FACILITY MAINTENANCE SERVICES                          166802              1378.66        7/20/2001
FARMINGTON HILLS POLICE DEPART                         166803                70.00        7/20/2001
FASTENERS FOR RETAIL, INC                              166804               104.55        7/20/2001
FEDEX GROUND                                           166805               157.78        7/20/2001
FIRECODE SAFETY EQUIPMENT,INC                          166806                62.45        7/20/2001
FIREMASTER                                             166807                96.72        7/20/2001
J.G.ELECTRIC CONSTRUCTION SERV                         166810               123.95        7/20/2001
KEYSPAN ENERGY DELIVERY                                166815                10.82        7/20/2001
MC SIGN COMPANY                                        166822              2123.15        7/20/2001
METRO TECH SERVICE CORP                                166823              1084.50        7/20/2001
MID-STATE PEST CONTROL                                 166824                27.50        7/20/2001
MISSOURI GAS ENERGY                                    166826                21.71        7/20/2001
NSTAR                                                  166835                41.76        7/20/2001
PACIFIC GAS & ELECTRIC CO                              166838              2810.76        7/20/2001
PEOPLES NATURAL GAS                                    166839                39.76        7/20/2001
PSEG & CO                                              166842              5141.81        7/20/2001
R GRIFFITH ASSOC, INC                                  166843               948.92        7/20/2001
RELIANT ENERGY MINNEGASCO                              166845               255.95        7/20/2001
ROTO-ROOTER-NEWARK NJ                                  166849               137.95        7/20/2001
ROTO-ROOTER-RALEIGH                                    166850               300.91        7/20/2001
S&S FIRE EXTINGUISHERS                                 166852                37.45        7/20/2001
SACRAMENTO COUNTY SHERIFF'S DE                         166853               250.00        7/20/2001
SCANA ENERGY                                           166854               168.03        7/20/2001
SESCO                                                  166855               113.36        7/20/2001
SONITROL OF GREATER WASHINGTON                         166857              1329.00        7/20/2001
SOUTH JERSEY GAS CO                                    166859                19.28        7/20/2001
SOUTHWESTERN BELL                                      166860               432.15        7/20/2001
TERMINIX INTERNATIONAL+                                166868               101.98        7/20/2001
TXU ELECTRIC                                           166871              1998.53        7/20/2001
TXU GAS                                                166872                15.54        7/20/2001
TYLER MOUNTAIN WATER CO.                               166873                39.42        7/20/2001
U.S. ELECTRIC COMPANY, INC                             166874               282.00        7/20/2001
CITY OF SCOTTSDALE                                     166893                43.00        7/23/2001
SPECIALTY STORE SERVICES, INC                          166899              1987.56        7/23/2001
ACADEMY FIRE PROTECTION                                166913                37.50        7/24/2001
ADT SECURITY SERVICES                                  166914               998.00        7/24/2001
ALABAMA GAS CORP                                       166916                11.92        7/24/2001
ALABAMA POWER                                          166917              1571.23        7/24/2001
ALLIANT ENERGY/WP&L                                    166918              1126.14        7/24/2001
AMEREN UE                                              166919              1833.00        7/24/2001
AMERITECH-IL                                           166921              1918.50        7/24/2001
AMERITECH-MI                                           166922              1409.77        7/24/2001
AT&T                                                   166924                 7.38        7/24/2001
AUGUSTA UTILITIES DEPARTMENT                           166925                48.09        7/24/2001
BALTIMORE GAS AND ELECTRIC CO                          166926              4671.34        7/24/2001
BELLSOUTH - GA                                         166927               103.76        7/24/2001
BELLSOUTH - NC                                         166928                72.83        7/24/2001
BELLSOUTH-NC                                           166929              1923.26        7/24/2001
CALIFORNIA WATER SERVICE CO                            166934                14.99        7/24/2001
CITIZENS GAS                                           166946               105.68        7/24/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

CITY OF ATLANTA                                        166947               319.29        7/24/2001
CITY OF HOUSTON WATER DEPT.                            166950               126.96        7/24/2001
CITY OF NAPERVILLE                                     166953              1490.50        7/24/2001
CITY OF PASADENA                                       166954              1706.71        7/24/2001
CITY OF PLANO                                          166955               112.15        7/24/2001
CITY OF ROCHESTER HILLS                                166956                34.29        7/24/2001
CITY OF ROSEVILLE                                      166957              1307.43        7/24/2001
CITY OF SOUTHLAKE                                      166958                70.37        7/24/2001
CITY OF WHEATON                                        166959                29.04        7/24/2001
COBB ELECTRIC MEMBERSHIP CORP                          166960              2292.10        7/24/2001
COLUMBIA GAS OF OHIO                                   166961                 8.68        7/24/2001
CONECTIV POWER DELIVER                                 166962              2397.44        7/24/2001
CONECTIV POWER DELIVERY                                166963             13731.69        7/24/2001
CONEDISON                                              166964              4103.70        7/24/2001
CONNECTICUT LIGHT & POWER                              166965              5039.35        7/24/2001
COOK'S PEST CONTROL                                    166967               250.00        7/24/2001
CP & L                                                 166969              2108.10        7/24/2001
DETROIT EDISON                                         166977              1818.62        7/24/2001
DIVERSIFIED SCREEN&DIGITAL PRI                         166980              3389.29        7/24/2001
DUQUESNE LIGHT                                         166981              4732.13        7/24/2001
FACILITY MAINTENANCE SERVICES                          166984               542.00        7/24/2001
FASTENERS FOR RETAIL, INC                              166986               418.62        7/24/2001
FEDEX GROUND                                           166987                30.22        7/24/2001
FLORIDA POWER                                          166989              2003.61        7/24/2001
FLOYD TOTAL SECURITY                                   166990                70.00        7/24/2001
FOUR SEASONS SERVICE GROUP,LLC                         166992                85.00        7/24/2001
GEORGIA NATURAL GAS SERVICES                           166994                40.41        7/24/2001
GEORGIA POWER                                          166995              2070.00        7/24/2001
GPU ENERGY                                             166996              2684.53        7/24/2001
GWINNETT CO. PUBLIC UTILITIES                          166997                34.01        7/24/2001
ICE MOUNTAIN SPRING WATER                              166999                31.06        7/24/2001
KANSAS CITY POWER & LIGHT                              167009              3595.47        7/24/2001
KENTUCKY UTILTIES COMPANY                              167013              1017.62        7/24/2001
KEYSPAN ENERGY DELIVERY                                167014                47.59        7/24/2001
KGE/KANSAS GAS SERVICE                                 167015              2598.33        7/24/2001
LINCOLN ELECTRIC SYSTEM                                167018              1057.29        7/24/2001
LIPA LONG ISLAND POWER AUTHORI                         167020              6748.70        7/24/2001
MAGNETIC SPRINGS WATER COMPANY                         167022                11.99        7/24/2001
MAX INTERNATIONAL                                      167024              1274.64        7/24/2001
METRO TECH SERVICE CORP                                167025               241.00        7/24/2001
MLGW                                                   167027              1463.83        7/24/2001
MOBILE MINI,INC                                        167028               138.62        7/24/2001
MONTGOMERY CO SANITARY ENGINEE                         167029                56.53        7/24/2001
MSD                                                    167030               150.52        7/24/2001
MURRAY CITY UTILITIES                                  167031               745.46        7/24/2001
NBMA                                                   167034                15.27        7/24/2001
NIAGARA MOHAWK POWER CORPORATI                         167036              4955.30        7/24/2001
NICOR GAS                                              167038               689.89        7/24/2001
NORTH EAST TRAILER SERVICE                             167040              3030.00        7/24/2001
NORTH SHORE GAS                                        167041                90.05        7/24/2001
NSTAR                                                  167042                46.52        7/24/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

OHIO EDISON                                            167044              1678.26        7/24/2001
ORECK VACUUM                                           167045               465.88        7/24/2001
ORMAN CONSULTING, INC                                  167046              1119.72        7/24/2001
PACIFIC BELL                                           167047              1264.80        7/24/2001
PACIFIC GAS & ELECTRIC CO                              167048              3435.32        7/24/2001
PECO ENERGY COMPANY                                    167049             14482.13        7/24/2001
PEOPLES ENERGY                                         167050                30.28        7/24/2001
PLAINVIEW WATER DISTRICT                               167052                 6.20        7/24/2001
PRINCE WILLIAM CO SERV AUTH                            167053                66.95        7/24/2001
PSEG & CO                                              167054              6635.54        7/24/2001
PSNC ENERGY                                            167055                21.77        7/24/2001
PSNH CREDIT DEPARTMENT                                 167056              1792.57        7/24/2001
PUGET SOUND ENERGY                                     167057               896.01        7/24/2001
QWEST                                                  167058               319.67        7/24/2001
QWEST                                                  167059               462.23        7/24/2001
QWEST                                                  167060                65.18        7/24/2001
QWEST                                                  167061                23.54        7/24/2001
R GRIFFITH ASSOC, INC                                  167062                33.01        7/24/2001
RELIANT ENERGY HLP                                     167066                71.90        7/24/2001
RELIANT ENERGY MINNEGASCO                              167067                27.16        7/24/2001
ROCHESTER GAS AND ELECTRIC                             167071              3024.42        7/24/2001
SAN DIEGO GAS & ELECTRIC                               167074              2337.95        7/24/2001
SHOWBEST FIXTURE                                       167076               375.00        7/24/2001
SOUTHERN CALIFORNIA EDISON                             167078             28677.44        7/24/2001
SOUTHERN CONNECTICUT GAS                               167079                22.37        7/24/2001
SOUTHERN UNION GAS                                     167080                10.41        7/24/2001
SOUTHWESTERN BELL                                      167081               428.94        7/24/2001
SOUTHWESTERN BELL                                      167082               361.16        7/24/2001
SOUTHWESTERN BELL                                      167083               606.18        7/24/2001
SOUTHWESTERN BELL                                      167084               880.56        7/24/2001
SOUTHWESTERN BELL                                      167085              1260.71        7/24/2001
SPRINT                                                 167086                23.03        7/24/2001
SRP                                                    167087              2159.33        7/24/2001
SYSTEMS TRANSPORTATION EQUIPME                         167093               225.00        7/24/2001
TABLECLOTH                                             167094               362.86        7/24/2001
UTILITY BILLING SERVICES                               167099                30.10        7/24/2001
VACUUM SYSTEMS INTERNATIONAL                           167100               661.58        7/24/2001
VERIZON                                                167101                45.81        7/24/2001
VERIZON                                                167103                52.21        7/24/2001
VERIZON                                                167104                66.59        7/24/2001
VERIZON                                                167105              1395.43        7/24/2001
VERIZON - MD                                           167106               533.42        7/24/2001
VERIZON NORTHWEST                                      167107               407.53        7/24/2001
VERIZON SOUTHWEST                                      167108               463.34        7/24/2001
VERIZON WIRELESS - NJ                                  167109                49.49        7/24/2001
VILLAGE OF SCHAUMBURG                                  167111                19.76        7/24/2001
VIRGINIA POWER                                         167112              5230.85        7/24/2001
WALTON EMC                                             167113              1441.92        7/24/2001
WASHINGTON GAS                                         167115               648.91        7/24/2001
WAYTEK                                                 167117               513.00        7/24/2001
WINDSOR MARKETING GROUP                                167119                11.73        7/24/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

WISCONSIN ELECTRIC POWER CO                            167120              3686.91        7/24/2001
WRIGHT-HENNEPIN                                        167121              2615.86        7/24/2001
YANKEE GAS SERVICES CO                                 167122               147.23        7/24/2001
4COMM INC.                                             167124               907.00        7/24/2001
AMERITECH-IL                                           167153               203.33        7/26/2001
AMERITECH-MI                                           167154               262.05        7/26/2001
AUGUSTA UTILITIES DEPARTMENT                           167158                57.00        7/26/2001
BRODART                                                167161                79.97        7/26/2001
CALPERS/SUNSET VALLEY MARKETFA                         167162                 3.97        7/26/2001
CITY OF PLANTATION                                     167170                65.70        7/26/2001
COLUMBIA GAS                                           167171                24.49        7/26/2001
COLUMBIA GAS OF VIRGINA                                167172                25.89        7/26/2001
CONSUMERS ENERGY                                       167176                29.05        7/26/2001
DAKOTA ELECTRIC ASSOCIATION                            167178              1962.82        7/26/2001
DIES ELECTRIC, INC                                     167180               108.70        7/26/2001
DUBLIN SAN RAMON SERVICES                              167181                84.37        7/26/2001
EHRLICH                                                167184                90.10        7/26/2001
FIRST UTILITY DISTRICT OF KNOX                         167189                26.64        7/26/2001
GEORGIA NATURAL GAS SERVICES                           167192               229.96        7/26/2001
GREAT BEAR                                             167197               518.91        7/26/2001
GWINNETT CO. PUBLIC UTILITIES                          167199                77.89        7/26/2001
IMPRESSIONS                                            167201               493.20        7/26/2001
KEYSPAN ENERGY DELIVERY                                167207              2926.96        7/26/2001
LOUISVILLE WATER COMPANY                               167212                42.01        7/26/2001
MADISON GAS & ELECTRIC                                 167213                25.98        7/26/2001
MARKETING DISPLAYS INT'L                               167216                43.16        7/26/2001
MC ELECTRIC, INC                                       167219               129.00        7/26/2001
NICOR GAS                                              167227                48.70        7/26/2001
NORTH HILLS SCHOOL DISTRICT                            167228               139.68        7/26/2001
ORECK VACUUM                                           167231               283.69        7/26/2001
PACIFIC GAS & ELECTRIC CO                              167232              3989.36        7/26/2001
PP&L                                                   167235               953.19        7/26/2001
QUESTAR GAS                                            167238                12.02        7/26/2001
QWEST                                                  167239                 1.50        7/26/2001
RELIANT ENERGY MINNEGASCO                              167241                29.16        7/26/2001
ROSE DISPLAYS                                          167243               152.92        7/26/2001
SECURITY CONNECTICUT                                   167246             10395.43        7/26/2001
SOUTHERN CALIFORNIA EDISON                             167250              3424.28        7/26/2001
SOUTHERN CONNECTICUT GAS                               167251                26.78        7/26/2001
SOUTHERN UNION GAS                                     167252                12.72        7/26/2001
SOUTHWESTERN BELL                                      167253               413.17        7/26/2001
SRP                                                    167254              1883.53        7/26/2001
T&R PEST CONTROL,INC                                   167260                81.19        7/26/2001
TABLECLOTH                                             167261               114.38        7/26/2001
TENANT SERVICES, INC.                                  167264                98.19        7/26/2001
TXU ELECTRIC                                           167268              2293.11        7/26/2001
TXU GAS                                                167269                43.81        7/26/2001
TYLER MOUNTAIN WATER CO.                               167270               142.60        7/26/2001
VACUUM SYSTEMS INTERNATIONAL                           167272                20.32        7/26/2001
VERIZON WIRELESS - NJ                                  167274               128.85        7/26/2001
VILLAGE OF ARLINGTON HEIGHTS                           167275                54.10        7/26/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

WASHINGTON GAS                                         167277               116.71        7/26/2001
WATCHUNG SPRING WATER CO, INC                          167278                58.92        7/26/2001
WISCONSIN GAS COMPANY                                  167280                16.82        7/26/2001
CALIFORNIA SIGN                                        167298               389.74        7/27/2001
COBB ELECTRIC MEMBERSHIP CORP                          167300              2498.38        7/27/2001
DIVERSIFIED SCREEN&DIGITAL PRI                         167303              2284.63        7/27/2001
FASTENERS FOR RETAIL, INC                              167304               212.75        7/27/2001
FIREMASTER                                             167305                71.97        7/27/2001
FRANK'S PARKING SERVICES                               167306               140.00        7/27/2001
GPU ENERGY                                             167307              3756.59        7/27/2001
LIPA LONG ISLAND POWER AUTHORI                         167313              3320.56        7/27/2001
ORECK VACUUM                                           167319                43.18        7/27/2001
PSEG & CO                                              167322              2155.50        7/27/2001
VIRGINIA POWER                                         167327              5021.55        7/27/2001
ALLSTATE TRAILERS,INC                                  167348                74.69        7/31/2001
CLEANWAY L S INC.                                      167351             19874.00        7/31/2001
KNOXVILLE UTILITIES BOARD                              167356              1448.66        7/31/2001
METRO TECH SERVICE CORP                                167357             17214.56        7/31/2001
NASHVILLE GAS                                          167359                11.72        7/31/2001
ROSEVILLE TELEPHONE COMPANY                            167364               364.79        7/31/2001
RTC INDUSTRIES, INC                                    167365               389.50        7/31/2001
TABLECLOTH                                             167368                51.56        7/31/2001
ADELPHIA BUSINESS SOLUTIONS                            167566               288.78         8/1/2001
ARIZONA PUBLIC SERVICE CO                              167568              3307.34         8/1/2001
AT&T                                                   167569                23.93         8/1/2001
BELLSOUTH PUBLIC COMMUNICATION                         167570               197.37         8/1/2001
CHAPARRAL FIRE PROTECTION INC                          167572                36.99         8/1/2001
CINERGY/CG&E                                           167574                 8.13         8/1/2001
CITY OF HURST                                          167575               235.02         8/1/2001
CITY OF SCOTTSDALE                                     167576                83.54         8/1/2001
CONECTIV POWER DELIVERY                                167577             19064.51         8/1/2001
CONEDISON                                              167578              4205.77         8/1/2001
CONSUMERS ENERGY                                       167579                21.03         8/1/2001
CTC COMMUNICATIONS CORP                                167580              9729.47         8/1/2001
EASTON TOWN CENTER SITE #952                           167581                24.60         8/1/2001
FIREMASTER                                             167584                57.27         8/1/2001
FPL FLORIDA POWER & LIGHT CO                           167585              1817.08         8/1/2001
GLENDALE POLICE DEPARTMENT                             167586                48.00         8/1/2001
ILLUMINATING CO                                        167587              4905.94         8/1/2001
KEYSPAN ENERGY DELIVERY                                167588                20.76         8/1/2001
KEYSPAN ENERGY DELIVERY                                167589                 9.57         8/1/2001
KIMCO REALTY-UTILITY                                   167590                85.01         8/1/2001
LOS ANGELES DEPT OF WATER & PO                         167593              2767.33         8/1/2001
MAX INTERNATIONAL                                      167594                95.28         8/1/2001
MC SIGN COMPANY                                        167595              1858.03         8/1/2001
MURRAY CITY UTILITIES                                  167596               958.91         8/1/2001
NEVADA POWER CO                                        167597              3692.23         8/1/2001
NICOR GAS                                              167598               193.49         8/1/2001
OAKLEAF WASTE MANAGEMENT,LLC                           167599               122.23         8/1/2001
OKLAHOMA NATURAL GAS COMPANY                           167600               286.79         8/1/2001
P R O P MECHANICAL, INC.                               167602                16.24         8/1/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

PACIFIC BELL                                           167603                64.02         8/1/2001
PEERLESS ELEVATOR CO.                                  167605              1986.00         8/1/2001
PP&L                                                   167607              1928.58         8/1/2001
PSNC ENERGY                                            167608                16.03         8/1/2001
PUBLIC SERVICE COMPANY OF OKLA                         167609              2060.53         8/1/2001
R.C. ERCOLE                                            167610               150.00         8/1/2001
REVERE SUBURBAN REALTY CORP.                           167612               109.65         8/1/2001
SCANA ENERGY                                           167614               316.41         8/1/2001
SPRINT                                                 167616               216.50         8/1/2001
TOWNSHIP OF FREEHOLD WATER & S                         167617                27.37         8/1/2001
UNITED WATER NEW JERSEY                                167618                20.31         8/1/2001
VERIZON                                                167619                52.61         8/1/2001
VERIZON                                                167620                66.15         8/1/2001
VIRGINIA POWER                                         167621              1972.70         8/1/2001
VIRGINIA-AMERICAN WATER CO.                            167622               104.84         8/1/2001
AMTECH LIGHTING SERVICES                               167639               451.40         8/2/2001
CALIFORNIA WATER SERVICE CO                            167642                 9.02         8/2/2001
COLORADO SPRINGS UTILITIES                             167643              2321.59         8/2/2001
ENVIRONMENTAL WASTE SOLUTIONS,                         167645             20480.65         8/2/2001
MARKETING DISPLAYS INT'L                               167649              1347.33         8/2/2001
ORMAN CONSULTING, INC                                  167652               111.88         8/2/2001
RESCUE ROOTER                                          167655                86.65         8/2/2001
S WALTER PACKAGING CORP                                167656             88946.32         8/2/2001
T&R EXTERMINATORS                                      167657                37.89         8/2/2001
T&R PEST CONTROL,INC                                   167658                81.38         8/2/2001
TECO TEMPA ELECTRIC                                    167659              2000.00         8/2/2001
VACUUM SYSTEMS INTERNATIONAL                           167661              2325.73         8/2/2001
ADT SECURITY SERVICES                                  167675               372.65         8/3/2001
AEI MUSIC NETWORK, INC                                 167676               234.88         8/3/2001
AMEREN UE                                              167677              2073.09         8/3/2001
AMERICAN ELECTRIC POWER                                167678              4032.14         8/3/2001
AMERITECH-IL                                           167679               878.10         8/3/2001
BRAINTREE ELECTIC DEPT.                                167682              1971.59         8/3/2001
BUILDING MAINTENANCE                                   167683               325.00         8/3/2001
CINERGY/CG&E                                           167685              2696.34         8/3/2001
CITY OF FOSTER CITY                                    167686               109.28         8/3/2001
COLUMBIA GAS OF VIRGINA                                167687                24.10         8/3/2001
CONSUMERS NEW JERSEY WATER COM                         167688               331.30         8/3/2001
CORPORATE ELECTRICAL TECH INC.                         167690               341.78         8/3/2001
CORPORATE IMAGE                                        167691              7097.33         8/3/2001
DETROIT EDISON                                         167695              2094.60         8/3/2001
DIVERSIFIED SCREEN&DIGITAL PRI                         167697               474.27         8/3/2001
DUKE POWER                                             167699              2243.32         8/3/2001
FACILITY MAINTENANCE SERVICES                          167702               286.33         8/3/2001
FPL FLORIDA POWER & LIGHT CO                           167704              1921.48         8/3/2001
FRONTIER COMMUNICATIONS                                167705               566.30         8/3/2001
HINCKLEY SPRING WATER COMPANY                          167709                42.21         8/3/2001
INDIANAPOLIS WATER COMPANY                             167710                26.15         8/3/2001
LG&E COMPANY                                           167718              1363.75         8/3/2001
LIPA LONG ISLAND POWER AUTHORI                         167719                 9.35         8/3/2001
LONG ISLAND WATER CORP.                                167720                21.61         8/3/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

MCCORMICK EQUIPMENT COMPANY IN                         167722               191.57         8/3/2001
METRO DOOR ROMET MFG INC.                              167723               596.40         8/3/2001
NIAGARA MOHAWK POWER CORPORATI                         167725              1866.52         8/3/2001
NJ NATURAL GAS CO                                      167726                38.92         8/3/2001
OZARKA NATURAL SPRING WATER                            167727                37.98         8/3/2001
PACIFIC BELL                                           167728               378.30         8/3/2001
PACIFIC GAS & ELECTRIC CO                              167729              3981.29         8/3/2001
PECO ENERGY                                            167730                30.48         8/3/2001
PENN SECURITY CO                                       167731                20.00         8/3/2001
PP&L                                                   167732              1868.50         8/3/2001
PSEG & CO                                              167733              3875.26         8/3/2001
PUGET SOUND ENERGY                                     167734                 9.90         8/3/2001
R GRIFFITH ASSOC, INC                                  167735              1252.97         8/3/2001
SAN DIEGO GAS & ELECTRIC                               167738              2340.97         8/3/2001
SECURITY SOLUTIONS                                     167739               189.86         8/3/2001
SIMPLEX TIME RECORDER CO                               167742               384.00         8/3/2001
SONITROL OF GREATER WASHINGTON                         167743               115.00         8/3/2001
SONITROL OF LONG BEACH                                 167744                98.40         8/3/2001
SOUTHERN CALIFORNIA EDISON                             167746             10558.36         8/3/2001
SOUTHWEST GAS CORPORATION                              167747                 7.61         8/3/2001
TERMINIX INTERNATIONAL                                 167749                95.00         8/3/2001
TXU ELECTRIC                                           167752               916.94         8/3/2001
UGI UTILITIES, INC                                     167753                21.13         8/3/2001
VENTURA COUNTY                                         167755               400.00         8/3/2001
VERIZON                                                167756                 6.08         8/3/2001
VERIZON NORTHWEST                                      167757              1108.25         8/3/2001
VERIZON WIRELESS - NJ                                  167758               109.04         8/3/2001
VIRGINIA POWER                                         167760              1875.77         8/3/2001
WASHINGTON GAS                                         167762                62.06         8/3/2001
WISCONSIN ELECTRIC/WISCONSIN G                         167763              1410.81         8/3/2001
XCEL ENERGY                                            167765              2742.02         8/3/2001
ZAP PEST CONTROL                                       167766                61.48         8/3/2001
4COMM INC.                                             167767               480.00         8/3/2001
AMEX Adj                                                 WIRE              1030.67         8/4/2001
ORKIN PEST CONTROL                                       Void               -41.46         7/5/2001

Total                                                                 1,035,445.67

EXPENSE - ADVERTISING

Vendor Name                                        Check #              Check Amt        Check Date
-----------                                        -------              ---------        ----------
US POSTMASTER                                          166153               251.00         7/9/2001
LEHIGH CADILLAC DIRECT                                 166318             22575.00        7/12/2001
Wires                                                    WIRE                 6.90         7/9/2001
Wires                                                    WIRE                17.94        7/10/2001
Wires                                                    WIRE                10.12        7/11/2001
Wires                                                    WIRE            59,650.54        7/12/2001
Wires                                                    WIRE                 5.71        7/13/2001
AMERICAN COLOR GRAPHICS                                166628             43793.54        7/17/2001
APPLE PRESS                                            166632               591.91        7/17/2001
GA COMMUNICATIONS, INC                                 166673             44939.00        7/17/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

MBS/MULTIMODE, INC.                                    166821             17244.11        7/20/2001
USPS                                                     WIRE               184.21        7/16/2001
USPS                                                     WIRE            487926.70        7/17/2001
USPS                                                     WIRE                 3.45        7/18/2001
USPS                                                     WIRE                26.97        7/19/2001
US POSTMASTER                                          166901               550.80        7/23/2001
MBS/MULTIMODE, INC.                                    167218             56255.32        7/26/2001
QUEBECOR WORLD (USA), INC                              167237              1564.34        7/26/2001
MBS/MULTIMODE, INC.                                    167317              1730.14        7/27/2001
Wires                                                    WIRE                58.43        7/23/2001
Wires                                                    WIRE             68554.26        7/24/2001
Wires                                                    WIRE               130.98        7/25/2001
Wires                                                    WIRE                13.11        7/26/2001
Wires                                                    WIRE             22005.10        7/27/2001
MIDLAND PAPER                                          167651              7541.87         8/2/2001
GA COMMUNICATIONS, INC                                 167706               475.00         8/3/2001
Wires                                                    WIRE                36.43        7/30/2001
Wires                                                    WIRE             22307.91        7/31/2001
Wires                                                    WIRE             48396.75         8/1/2001
Wires                                                    WIRE             85035.37         8/2/2001
Wires                                                    WIRE                48.53         8/3/2001

Total                                                                   991,931.44

FREIGHT


Vendor Name                                        Check #              Check Amt        Check Date
-----------                                        -------              ---------        ----------
TRAN SOURCE LOGISTICS                                  166246             13409.45        7/10/2001
WAX                                                    166372               406.73        7/12/2001
TSL                                                      WIRE           121,146.15        7/11/2001
AMERICAN SHIPPING CO                                   166887             58919.60        7/20/2001
AMERICAN SHIPPING CO                                   167329             48464.55        7/27/2001
TSL                                                      WIRE            148531.27        7/24/2001
TSL                                                      WIRE            149099.62        7/27/2001
AMERICAN SHIPPING CO                                   167662             14509.40         8/2/2001

Total                                                                   554,486.77

SELLING - CHARITY REBATES


Vendor Name                                        Check #              Check Amt        Check Date
-----------                                        -------              ---------        ----------
"REVOLUTION"                                           166407               211.02        7/16/2001
A WOMEN'S PLACE                                        166408                37.35        7/16/2001
ACAR CENTER                                            166409               116.58        7/16/2001
ALLENTOWN AMBASSADORS                                  166410               177.20        7/16/2001
AMBASSADORS FOR CHRIST                                 166411               689.01        7/16/2001
AMERICAN CANCER SOCIETY                                166412                99.12        7/16/2001
AMERICAN DIABETES ASSOCIATION                          166413               116.00        7/16/2001
AMERICAN DIABETIES ASSOC                               166414                17.25        7/16/2001
AMERICAN HIGH SCHOOL MARCHING                          166415               244.20        7/16/2001
AMREINS CHILDREN DEVELOPMENT C                         166416                83.30        7/16/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

AMSTERDAM HIGH SCHOOL                                  166417                51.40        7/16/2001
ANCHORS-A-WEE                                          166418                20.50        7/16/2001
ASCENSION EPISCOPAL                                    166419               199.00        7/16/2001
ASPIRA                                                 166420               217.58        7/16/2001
AUTISM SOCIETY OF AMERICA ETC                          166421               375.00        7/16/2001
AZ GOLD GYMNASTICS                                     166422               125.00        7/16/2001
B'NAI B/RITH, KATZ JCC                                 166423               400.00        7/16/2001
BETA BATA SIGMA                                        166424                94.80        7/16/2001
BETA BETA SIGMA                                        166425                93.20        7/16/2001
BETH SHALOM-GOLDMAN PRESCHOOL                          166426                52.70        7/16/2001
BETHLEHEM BAPTIST                                      166427                 4.00        7/16/2001
BIRMINGHAM BOYS CHOIR                                  166428               100.00        7/16/2001
BLACK MOUNTAIN ELEMENTARY SCHO                         166429               214.00        7/16/2001
BLACKMAN FAMILY FUND                                   166430                58.99        7/16/2001
BOARD OF JEWISH EDUCATION                              166431                22.94        7/16/2001
BOBOTIX ENVENTOIRS                                     166432               400.00        7/16/2001
BODINE SCHOOL                                          166433               100.23        7/16/2001
BONITA'S DAY CARE                                      166434                 9.75        7/16/2001
BOY SCOUT TROOP 218                                    166435               123.06        7/16/2001
BOY SCOUT TROOP#461                                    166436                29.20        7/16/2001
BRIARCREST CHRISTIAN SCHOOL                            166437                80.50        7/16/2001
BRITT ELEMENTARY/RELAY FOR LIF                         166438               156.35        7/16/2001
BROOKWOOD FOREST ELEMENTARY                            166439                14.00        7/16/2001
CAEDAN'S WISH FOUNDATION                               166440              1156.00        7/16/2001
CALVARY CHAPEL WEST SEATTLE                            166441               233.80        7/16/2001
CARILLON ELEMENTARY                                    166442                 9.89        7/16/2001
CENTERING CORPORATION                                  166444               290.69        7/16/2001
CHESTERBROOK ELEMENTARY SCHOOL                         166445                35.60        7/16/2001
CHILDHOOD FRIENDS                                      166446                79.36        7/16/2001
CHILDREN MUSICAL THEATRE                               166447               223.61        7/16/2001
CHILDREN'S HOSPITAL/TWIG 25                            166448               499.40        7/16/2001
CHILDREN'S RESPITE CARE CENTER                         166449               116.42        7/16/2001
CHRIST CHURCH PRESCHOOL                                166450                41.04        7/16/2001
CLAYMONT PRESCHOOL                                     166451                53.04        7/16/2001
COLLIN COUNTY CHILDREN'S ADVOC                         166452               141.00        7/16/2001
CONCORD AYSO                                           166453               194.32        7/16/2001
CONCORD INVADERS                                       166454               239.50        7/16/2001
CONTRA COSTA JEWISH DAY SCHOOL                         166455                77.93        7/16/2001
CORCORD INVADERS                                       166456               150.80        7/16/2001
CORONADO HIGH SCHOOL BAND                              166457               502.50        7/16/2001
CORPUS CHRISTI DAY SCHOOL                              166458                66.00        7/16/2001
COTTON BOL JR HIGH                                     166459               110.16        7/16/2001
COTTONBOLL JR HIGH                                     166460                65.60        7/16/2001
CREEKVIEW INTERMEDIATE PTO                             166461               194.40        7/16/2001
CROCKETT ELEMENTARY SCHOOL                             166462                 8.71        7/16/2001
CUB PACK 201                                           166463                23.76        7/16/2001
CUDDLES&HUGS CHILD CARE                                166464                19.62        7/16/2001
CURINGTON ELEMENTARY                                   166465               151.72        7/16/2001
CYSTIC FIBROSIS FOUNDATION                             166466               122.23        7/16/2001
DENVER MUSEUM OF MINATURE                              166468               123.76        7/16/2001
DESTINATION IMAGINATION                                166469               428.15        7/16/2001

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#01-1749
Disbursements Journal

DIABLO VALLEY SOCCER CLUB                              166470                95.55        7/16/2001
DISTINATION IMAGINATION                                166471                13.85        7/16/2001
DREAM CENTER SCOTTSDALE FIRST                          166472               214.00        7/16/2001
DYSTONIA RESEARCH FOUNDATION                           166473               194.46        7/16/2001
ELBERT COUNTY CHARTER SCHOOL                           166474               121.67        7/16/2001
EMERSON                                                166475                 4.09        7/16/2001
ERITZ ELEMENTARY SCHOOL                                166476                53.11        7/16/2001
EXPLORER POST  #609                                    166477                51.41        7/16/2001
FAITH HOME SCHOOLS                                     166478                68.94        7/16/2001
FIRST BOOK - DANE COUNTY                               166479                95.41        7/16/2001
FIRST METHODIST CHURCH                                 166480                82.22        7/16/2001
FOOTHILLS ELEMENTARY                                   166481               179.51        7/16/2001
FRESNO METROPOLITAN FLOOD CONT                         166482               419.24        7/16/2001
FRIENDS OF HAWTHORN AUXILIARY                          166483                27.50        7/16/2001
FRIENDS OF HENRYVIAS ZOO                               166484               105.18        7/16/2001
FRIENDS SCHOOL                                         166485               167.99        7/16/2001
GAYLE MIDDLE SCHOOL                                    166486                18.84        7/16/2001
GIRL SCOUT TROOP  3471                                 166487               184.89        7/16/2001
GIRL SCOUT TROOP 1513                                  166488               115.81        7/16/2001
GIRL SCOUT 682                                         166489                72.93        7/16/2001
GIRL SCOUTS - TROOP 517                                166490                56.53        7/16/2001
GOODWIN HOUSE WEST                                     166491                93.50        7/16/2001
GOODY'S #57                                            166492               266.92        7/16/2001
GRANT ELEMENTARY                                       166493                70.15        7/16/2001
GRAYSON HIGH SCHOOL BANK ASSC                          166494               202.45        7/16/2001
HARBOR OAKS MONTESSORI                                 166495                63.28        7/16/2001
HASTINGS RANCH NURSERY SCHOOL                          166496               120.85        7/16/2001
HIGH POINT ACADEMY                                     166497                21.27        7/16/2001
HIGHLAND AVE CHURCH OF THE BRE                         166498                48.47        7/16/2001
HIGHLAND RESERVE NEIGHBORHOOD                          166499               241.40        7/16/2001
HOME SCHOOL TALENTS                                    166500               120.61        7/16/2001
HOPE ACADEMY & PRESCHOOL                               166501                66.38        7/16/2001
IJAMS                                                  166502               274.26        7/16/2001
INTERMEDIATE DISTRICT 287                              166503                28.74        7/16/2001
INVERNESS ELEMENTARY                                   166504                 3.00        7/16/2001
J S T AMERICA                                          166505               377.00        7/16/2001
JEAN MASSIEU SCHOOL                                    166506                25.99        7/16/2001
JEWISH DAY SCHOOL                                      166507               222.25        7/16/2001
JOBS DAUGHTERS BETHEL 19                               166508               142.10        7/16/2001
JOINTS IN MOTION/ARTHRITIS FOU                         166510               269.30        7/16/2001
JONE'S LANE ELEMENTARY                                 166511                15.00        7/16/2001
JUNIOR DIABETES FOUNDATION                             166512               113.00        7/16/2001
JUNIOR LEAGUE OF LANCASTER                             166513               161.42        7/16/2001
JUNIOR LEAGUE OF WINSTON-SALEM                         166514                57.63        7/16/2001
JUVENILE DIABETES RESEARCH FOU                         166515               615.40        7/16/2001
KAPLAN EARLY CHILDHOOD CENTER                          166516                52.07        7/16/2001
KIPLING SCHOOL                                         166517               108.00        7/16/2001
KNIGHTS OF COLUMBUS                                    166518               345.41        7/16/2001
LAURA DESTER CHILDREN SHELTER                          166519               239.00        7/16/2001
LEONARD SUMMER FESTIVAL COMMIT                         166520               281.00        7/16/2001
LEUKEMIA&LYMPHOMA SOCIETY                              166521                13.79        7/16/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

LINCOLN ELEMENTARY                                     166522               104.05        7/16/2001
LITERACY FOUNDATION                                    166523               272.85        7/16/2001
LITTLE LAKERS MONTESSORI & PRE                         166524                45.34        7/16/2001
LONGWOOD SCHOOL                                        166525                61.63        7/16/2001
LYNDHURST COMMUNITY PRESBY CHU                         166526                 7.70        7/16/2001
MAGELLAN CHARTER SCHOOL                                166527                76.00        7/16/2001
MAKE A WISH                                            166528               500.00        7/16/2001
MALLOCK ELEMENTARY                                     166529               367.88        7/16/2001
MANCHESTER JUNIOR VOL RESCUE S                         166530                90.14        7/16/2001
MARCH OF DIMES                                         166531               401.42        7/16/2001
MARINAR SCHOOL                                         166532                23.47        7/16/2001
MARIPOSA WOMEN'S CLUB                                  166533               129.81        7/16/2001
MAT TROTTERS                                           166534               251.31        7/16/2001
MAYOR'S CRIME VICTIM'S OFFICE                          166535               460.79        7/16/2001
MCKINLEY ELEMENTARY                                    166536               185.48        7/16/2001
MCMILLIAN ELEMENTARY                                   166537                24.37        7/16/2001
MIAMISBURG CITY SCHOOL DISTRIC                         166538                41.38        7/16/2001
MILLION MOM MARCH-UNION CIY CH                         166539               197.68        7/16/2001
MOM'S CLUB OF LA HABRA                                 166540               142.40        7/16/2001
MOMS CLUB OF LANCASTER                                 166541                24.72        7/16/2001
MOSS ELEMENTARY                                        166542                67.62        7/16/2001
MOTHERS OF MULTIPLES                                   166543               156.30        7/16/2001
MULTIPLE SCLEROSIS OF UTAH                             166544                41.01        7/16/2001
MUSCULAR DYSTROPHY ASSOCIATION                         166545               445.00        7/16/2001
NEW LONDON THEATRE                                     166546               183.00        7/16/2001
NIBLEY PARK ELEMENTARY                                 166547                55.36        7/16/2001
ODYSSEY OF THE MIND                                    166548               312.00        7/16/2001
ORGANIZACION ESTUDCANTIL                               166549               220.00        7/16/2001
ORGANIZACION ESTUDIANTIL                               166550                90.00        7/16/2001
ORU/TEAM NEPAL                                         166551                56.00        7/16/2001
OUR LADY QUEEN OF ANGELS                               166552                31.68        7/16/2001
P E O CHAPTER FV                                       166553               280.87        7/16/2001
PEOPLES CITY MISSION                                   166554               269.50        7/16/2001
PHOENIX CHILDREN'S HOSP FOUNDA                         166555               103.83        7/16/2001
PIPERS HILL LEARNING CENTER                            166556                43.65        7/16/2001
PLANO AREA EARLY CHILDHOOD PTA                         166557               121.00        7/16/2001
PLANO AREA MOTHERS OF MULTIPLE                         166558                62.98        7/16/2001
POCKVILLE NURSERY SCHOOL                               166559                70.00        7/16/2001
POE ELEMENTARY                                         166560               177.12        7/16/2001
PT CROOK PTA                                           166561               327.84        7/16/2001
RELAY FOR LIFE                                         166562               181.90        7/16/2001
ROBERT FROST ELEMENTARY                                166563                36.04        7/16/2001
ROCKETDYNE CHILDRENS HOSPITAL                          166564               130.69        7/16/2001
ROCKVILLE DAY CARE ASSOCIATION                         166565                41.00        7/16/2001
ROCKY MOUNTAIN CHERISHED TEDDI                         166566                74.35        7/16/2001
ROSEVILLE HEAT                                         166567               216.00        7/16/2001
ROSEVILLE HEAT (GIRLS SOFTBALL                         166568                27.00        7/16/2001
RUTH WASHBURN COOPERATIVE NURS                         166569               134.88        7/16/2001
SAFE KIDS COALITION                                    166570                32.85        7/16/2001
SAN DIEGO CHILDREN'S MUSEUM                            166571               220.00        7/16/2001
SAVE OUR SHELTERS                                      166572                54.10        7/16/2001

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#01-1749
Disbursements Journal

SILVER SPRING NURSERY                                  166573                67.41        7/16/2001
SL JR ACADEMY                                          166574                26.83        7/16/2001
ST ANDREWS                                             166575                14.02        7/16/2001
ST BENDICT SCHOOL                                      166576                33.20        7/16/2001
ST ELIZABETH ANN SETON SCHOOL                          166577                13.00        7/16/2001
ST FRANCIS CHURCH                                      166578               120.00        7/16/2001
ST FRANCIS XAVIER                                      166579                62.03        7/16/2001
ST JOHN LUTHERAN CHURCH                                166580                27.81        7/16/2001
ST JUDES CHILDREN'S HOSPITAL                           166581                68.34        7/16/2001
ST MARGARET'S SCHOOL                                   166582                55.21        7/16/2001
ST THOMAS SCHOOL                                       166583               616.43        7/16/2001
STAGE RIGHT                                            166584                89.96        7/16/2001
STAGE RIGHT THEATRE                                    166585               102.00        7/16/2001
SUNRISE ELEMENTARY                                     166586                52.83        7/16/2001
THE AMERICAN DIABETES ASSOCIAT                         166587                20.51        7/16/2001
THE CHILD CARE GROUP                                   166588               218.03        7/16/2001
THE LEUMENIA&LYMPHOMA SOCIETY                          166589                39.42        7/16/2001
THE LITTLE GYM                                         166590                49.97        7/16/2001
THE PHIL HARMONIC SOCIETY COMM                         166591               285.57        7/16/2001
THE RESTON CHORALE                                     166592               424.43        7/16/2001
TIMBER RIDGE ELEMENTARY                                166593                83.78        7/16/2001
TIMBERWOLF TAEKWANDO                                   166594                76.00        7/16/2001
TUSTIN MOM'S CLUB                                      166595                70.80        7/16/2001
TWIG 25/CHILDRENS HOSPITAL                             166596               233.00        7/16/2001
UNITED CEREBRAL PALSY OF CHARL                         166597               117.15        7/16/2001
UNIVERSITY SCHOOLS                                     166598                29.35        7/16/2001
WALKER ELEMENTARY BLDG 10                              166599               186.66        7/16/2001
WEDDINGTON HIGH SCHOOL LIBRARY                         166600                32.50        7/16/2001
WEE WISDOM PRESCHOOL & ACADEMY                         166601               300.00        7/16/2001
WEST U ELEMENTARY                                      166602              1057.20        7/16/2001
WEST UNIVERSITY ELEMENTARY                             166603               136.27        7/16/2001
WHITE OAKS ELEMENTARY                                  166604               162.29        7/16/2001
WINCHESTER ELEMENTARY                                  166605               718.63        7/16/2001
WINNIE THE POOH PRESCHOOL                              166606               269.94        7/16/2001
CITY OF BATAVIA                                        166648              1407.56        7/17/2001
ACADEMIC GARDENS PRESCHOOL                             166774                14.30        7/20/2001
STRATTON SCHOOL                                        166863               412.50        7/20/2001
WILLIAM J. PRENDERGAST                                 166876               225.00        7/20/2001
AMERICAN DIABETES ASSOC                                166920                82.00        7/24/2001
CHERYL SHENKER                                         166940                 6.00        7/24/2001
AMERICAN DIABETES                                      167150               433.96        7/26/2001
AMERICAN HEART ASSOC   TEAM 1                          167151               769.94        7/26/2001
AMERICAN HEART ASSOC  TEAM 2                           167152               594.89        7/26/2001
ARROYO ELEMENTARY                                      167157               193.76        7/26/2001
BREAK THE BARRIERS                                     167160               134.52        7/26/2001
CAMPFIRE GIRLS                                         167163               106.90        7/26/2001
CHILD TIME                                             167166                 5.70        7/26/2001
CHILDREN'S HOSPITAL                                    167167                56.19        7/26/2001
CHILDRENS MIRACLE NETWORK                              167168               299.33        7/26/2001
COLUMBIA JEWISH COMMUNITY SCHO                         167173               111.68        7/26/2001
CONCORD AYSO SOCCER                                    167174               139.15        7/26/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

CONCORD INVADERS                                       167175               197.09        7/26/2001
D.A.R.E ADVISORY BOARD                                 167177               352.80        7/26/2001
DEBORAH LACHEW                                         167179                13.50        7/26/2001
FAMILY SUPPORT NETWORK                                 167186                10.30        7/26/2001
FIRST BOOK - DAVE CTY                                  167188               204.77        7/26/2001
FRIENDS OF HENRY VIDAS ZOO                             167191                25.81        7/26/2001
GIRL SCOUT TROOP                                       167194               102.91        7/26/2001
GIRL SCOUT TROOP 1145                                  167195               190.35        7/26/2001
GIRL SCOUTS  TROOP 583                                 167196               263.80        7/26/2001
GREAT BEGINNINGS                                       167198               263.67        7/26/2001
JDRF  JUVENILE DIABETES                                167202               129.24        7/26/2001
LA VERNE PARENT PARTCIPATION                           167209               525.00        7/26/2001
MALCOLM SHABAZZ SCHOOL                                 167214               432.81        7/26/2001
MONTESSORI LEARNING CENTER                             167221                 7.20        7/26/2001
NEBRASKA HMANE SOCIETY                                 167222               107.19        7/26/2001
NEIGHBORHOOD HOUSE                                     167223               200.23        7/26/2001
NEIGHBORHOOD HOUSE                                     167224                77.14        7/26/2001
NEW HOPE ELEMENTARY                                    167226               419.67        7/26/2001
NORTHWEST CHRISTIAN HOME SCH G                         167229                55.94        7/26/2001
PARKWATY EARLY CHILDHOOD CENTE                         167233               710.00        7/26/2001
PUTNAM COITY WEST STUDENT COUN                         167236               254.41        7/26/2001
RICHMOND CHURCH OF CHRIST                              167242                31.29        7/26/2001
SAFE KIDS COALITION                                    167245                61.52        7/26/2001
SENECA PARK ZOO SOCIETY                                167247               165.00        7/26/2001
ST MARGARET MARY ALACOQUE                              167255                 9.50        7/26/2001
ST THOMAS                                              167256               167.40        7/26/2001
SUNSHINE CHRISTIAN CHURCH                              167258                21.14        7/26/2001
TRUMAN ELEMENTARY                                      167267                 4.80        7/26/2001
UCP OF CHARLOTTE                                       167271               266.91        7/26/2001
VERDE ELEMENTARY                                       167273               119.93        7/26/2001
VOLUNTEER EMERGENCY FAMILIES                           167276               102.74        7/26/2001
YMCA CHILDRENS CENTER                                  167281               306.03        7/26/2001
4-H MILWAUKEE COUNTY                                   167282                50.71        7/26/2001
POE ELEMENTARY                                         167321                96.50        7/27/2001
DEANNA WEISMAN                                         167354                22.74        7/31/2001
CHILDREN FROM VIOLENT HOMES                            167684               442.81         8/3/2001
LYNDHURST COMMUNITY P                                    Void                 -7.7         6/8/2001
P & E ELEMENTARY                                         Void                -96.5         6/4/2001

Total                                                                    41,929.60


Vendor Name                                        Check #              Check Amt        Check Date
-----------                                        -------              ---------        ----------
ANNE HAYDEN                                            166159               216.73        7/10/2001
BOB HILDEBRAND                                         166164              1052.75        7/10/2001
CHERYL LUTZ                                            166171               139.00        7/10/2001
CHRIS HALKYARD                                         166172               234.19        7/10/2001
CORY MCDERMOTT                                         166178               676.69        7/10/2001
DANIEL KAUFMAN                                         166181               343.88        7/10/2001
DONNA CAPPS                                            166184               600.00        7/10/2001
DOUGLAS JARAMILLO                                      166185                21.00        7/10/2001
GINNY SOMERS                                           166194               660.00        7/10/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

JACQUALIN ATHAY                                        166196              2000.00        7/10/2001
JAMES MILLER                                           166197                61.41        7/10/2001
JENNIFER FISS                                          166198                78.17        7/10/2001
JENNIFER PARIDON                                       166199              1200.00        7/10/2001
JOHN ABNER                                             166200               400.00        7/10/2001
JOHN REILLY                                            166201               131.00        7/10/2001
JUNE ABELE                                             166202                30.00        7/10/2001
LAURIE KOLANKO                                         166206                19.53        7/10/2001
MARY ANN TOCIO                                         166209              1239.50        7/10/2001
MARYANNE STANEK                                        166210                32.31        7/10/2001
MICHELLE BUTTENOB                                      166215               800.00        7/10/2001
RANDY HALL                                             166231               171.79        7/10/2001
ROBERT HELPERT                                         166233               320.14        7/10/2001
STACEY HARGER                                          166237              1549.28        7/10/2001
TOM VELLIOS                                            166245              3425.27        7/10/2001
EDWARD J WELSH                                         166301               149.00        7/12/2001
JENNIFER KESSLER                                       166313               313.31        7/12/2001
JOHN MORROW                                            166314               869.75        7/12/2001
RONALD M TEPNER                                        166350               102.05        7/12/2001
ROSEMARIE WERNER                                       166352              1117.35        7/12/2001
SABRINA YANNASCOLI                                     166353                86.04        7/12/2001
SANDY FINNEGAN                                         166355                20.00        7/12/2001
SHAWN MCMURTY                                          166358               473.14        7/12/2001
TOM VEITH                                              166363                47.40        7/12/2001
TOM VELLIOS                                            166364              4539.47        7/12/2001
MICHELLE S MIROLLI                                     166385                15.00        7/13/2001
CASSANDRA BRIGGS                                       166443                64.10        7/16/2001
DAVID THORNTON                                         166467                22.44        7/16/2001
JOHN MUIR                                              166509                14.70        7/16/2001
CATHRYN ANN STOEBE                                     166642                50.00        7/17/2001
CHRIS HOGARTH                                          166645                11.64        7/17/2001
CONNIE KRAUS                                           166658                48.89        7/17/2001
JAKIE ROTHERMEL                                        166679              2500.00        7/17/2001
JENNIFER BOLTON                                        166680                 9.23        7/17/2001
JENNIFER BRIDGES                                       166681               200.00        7/17/2001
MONICA REILLY                                          166688               160.00        7/17/2001
MYRA L WANG                                            166689               100.00        7/17/2001
TERRI TRAEGER                                          166730               121.90        7/17/2001
JULIE ANNE VITORIA                                     166755                74.18        7/18/2001
KAREN JONES                                            166756                38.84        7/18/2001
BRIDGET FAY                                            166781                36.00        7/20/2001
COREY D. NICHOLS                                       166796               136.50        7/20/2001
HOLLY FERRISS                                          166809                91.05        7/20/2001
JESSICA BAUMANN                                        166811               200.00        7/20/2001
JOAN BOBNICK                                           166812                59.44        7/20/2001
JOHN ABNER                                             166813              1093.01        7/20/2001
KIM LINDEY                                             166816                39.68        7/20/2001
LAURIE KOLANKO                                         166818                82.85        7/20/2001
NATHAN ZICKERT                                         166828               101.97        7/20/2001
ROSEMARIE WERNER                                       166848              1200.00        7/20/2001
STEVEN SPROWLS                                         166862              1099.00        7/20/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

TINA HINKLE                                            166869                94.72        7/20/2001
DINO MARTIN                                            166896              1400.00        7/23/2001
ARIANNE STEINER                                        166923               285.10        7/24/2001
BERT BALLIET                                           166930                21.30        7/24/2001
BOB HILDEBRAND                                         166932               134.81        7/24/2001
CALVIN ERICKSON                                        166935               161.87        7/24/2001
CAREY COOK                                             166936               161.92        7/24/2001
CAROL MACKIN                                           166937                27.55        7/24/2001
CHAD SONNABEND                                         166938                43.50        7/24/2001
CHERYL LUTZ                                            166939                61.40        7/24/2001
CHRIS DEMEESTER                                        166941               149.80        7/24/2001
CHRISTINA BRUBAKER                                     166942                66.00        7/24/2001
CHRISTY WATSON                                         166943               140.01        7/24/2001
CONNIE COHEN                                           166966                26.96        7/24/2001
CORY MCDERMOTT                                         166968              1431.97        7/24/2001
DAN VACEK                                              166970               295.01        7/24/2001
DAVE DISILVA                                           166971              1772.70        7/24/2001
DAVID E YOUNG                                          166972              2083.50        7/24/2001
DEBORAH GROPMAN                                        166974               309.23        7/24/2001
DINO MARTIN                                            166978              8774.09        7/24/2001
ELAINE MCCLELLAND                                      166982               738.94        7/24/2001
GAIL JOHNSON                                           166993               531.67        7/24/2001
HAROLD HOWARD                                          166998               105.00        7/24/2001
JAMES MILLER                                           167001               147.14        7/24/2001
JEAN HERMSEN                                           167002               306.07        7/24/2001
JENNIFER PARIDON                                       167003                47.61        7/24/2001
JENNIFER ROBERSON                                      167004                72.00        7/24/2001
JENNIFER SPERO                                         167005                12.00        7/24/2001
JILL AVERSA                                            167006                70.99        7/24/2001
JOSEPH G SAAM                                          167007               160.70        7/24/2001
JULIE SUITER                                           167008                55.50        7/24/2001
KAREN NELSON                                           167010               653.65        7/24/2001
KATHI SCOTT                                            167011              1900.66        7/24/2001
KELLY O'DONNELL                                        167012               128.09        7/24/2001
KRISTA KONDRAVY                                        167016               142.79        7/24/2001
KRISTIN BAZANY                                         167017                70.00        7/24/2001
LINDA MOSER                                            167019                36.70        7/24/2001
LONNIE SANCHEZ                                         167021              3389.96        7/24/2001
MARY LAMPMANN                                          167023                19.31        7/24/2001
MICHAEL LACEY                                          167026              1015.74        7/24/2001
NANCY NELSON                                           167032               156.66        7/24/2001
NICOLE CASSARINO                                       167037              1672.01        7/24/2001
NORA ESSAWI                                            167039                87.67        7/24/2001
RANDY HALL                                             167063               692.34        7/24/2001
REBECCA QUIGLEY                                        167064               119.54        7/24/2001
RICHARD ENGELSTAD                                      167069                82.80        7/24/2001
ROBERT WILSON                                          167070               202.29        7/24/2001
RYAN MARSHALL                                          167073                20.98        7/24/2001
SANDRA NEVILLS                                         167075                77.60        7/24/2001
STEVE PARKER                                           167089                89.62        7/24/2001
SUZANNE BEANEY                                         167091               177.00        7/24/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

SUZETTE MCGANN                                         167092               480.76        7/24/2001
TERESA BRENNAN                                         167095               480.11        7/24/2001
TRACY PHILLIPS                                         167097               220.41        7/24/2001
WARREN GALLAGER                                        167114                87.36        7/24/2001
YESENIA TORRES                                         167123               651.78        7/24/2001
JOHN ABNER                                             167138              1117.57        7/26/2001
NICOLE DAVIS                                           167140               600.00        7/26/2001
AMANDA BALDWIN                                         167149                84.00        7/26/2001
APRIL HENNESSEY                                        167156                28.56        7/26/2001
CATHERINE E. GARCHINSKY                                167164              3990.00        7/26/2001
CHAD PEEK                                              167165               138.60        7/26/2001
EDWARD J WELSH                                         167183               149.00        7/26/2001
EUGENIA DENNIS                                         167185                12.59        7/26/2001
GINNY SOMERS                                           167193               360.00        7/26/2001
JENNIFER SPERO                                         167203               100.00        7/26/2001
JOHN COATS                                             167204               550.00        7/26/2001
KATHI SCOTT                                            167205              2000.00        7/26/2001
KATHLEEN KENWORTHY                                     167206                66.39        7/26/2001
KIM HORNER                                             167208                50.00        7/26/2001
LONNIE SANCHEZ                                         167210              2376.38        7/26/2001
LORI ZAMORY                                            167211                20.00        7/26/2001
MAURA STONE                                            167217                57.35        7/26/2001
MICHAEL A LEVIN                                        167220               531.37        7/26/2001
RANDY HALL                                             167240              2000.00        7/26/2001
SABRINA YANNASCOLI                                     167244                29.20        7/26/2001
STACEY HARGER                                          167257               683.73        7/26/2001
SUZETTE MCGANN                                         167259               102.80        7/26/2001
ASHLEA PEACOCK                                         167297               126.52        7/27/2001
CATHY ADCOCK                                           167299               159.94        7/27/2001
DEBORAH GROPMAN                                        167302                40.44        7/27/2001
JOHN COATS                                             167309                50.51        7/27/2001
JOHN MORROW                                            167310               208.70        7/27/2001
KEITH MINICH                                           167311               199.00        7/27/2001
KIMBERLY SMITH                                         167312                49.50        7/27/2001
LONNIE SANCHEZ                                         167314               778.32        7/27/2001
MARK BLACKBURN                                         167315                92.36        7/27/2001
MARY ANN TOCIO                                         167316               679.50        7/27/2001
RANDY HALL                                             167323               670.64        7/27/2001
ROBERT HELPERT                                         167325               267.44        7/27/2001
STACEY HARGER                                          167326               359.34        7/27/2001
WENDY SIELING                                          167328                16.91        7/27/2001
TELECHECK (incorrect deposit)                          167330             45581.65        7/27/2001
EUGENE F ROSADINO                                      167583               412.10         8/1/2001
LEE, HENRY                                             167592                89.51         8/1/2001
REGINA GONCALVES                                       167611               716.15         8/1/2001
ROSEMARIE WERNER                                       167613              1303.11         8/1/2001
ALEX RAMOS                                             167637                50.00         8/2/2001
KARIN DUEFFERT                                         167647                50.00         8/2/2001
LINDA GRIFFO                                           167648                10.00         8/2/2001
REGINA GONCALVES                                       167654               645.37         8/2/2001
COREY D. NICHOLS                                       167689               237.60         8/3/2001

Zany Brainy, Inc.
#01-1749
Disbursements Journal

DINO MARTIN                                            167696              3054.82         8/3/2001
ERIC WEINBERGER                                        167701               722.52         8/3/2001
GINA T. ALESCI                                         167708               149.37         8/3/2001
JEFFREY L CRAWFORD                                     167712                12.65         8/3/2001
JENNIFER MARTORELLO                                    167713                30.46         8/3/2001
JILL GILLIGAN                                          167714              1646.00         8/3/2001
KEITH MINICH                                           167715               128.66         8/3/2001
KYLE HIPPLE                                            167717               116.95         8/3/2001
MATTHEW DAVIS                                          167721               308.00         8/3/2001
RONALD M TEPNER                                        167737                53.62         8/3/2001
SHAWN MCMURTY                                          167741               339.57         8/3/2001
TRACY PHILLIPS                                         167751               615.90         8/3/2001
VERN BICKEL                                            167759                58.67         8/3/2001
TOM VELLIOS                                              Void                -47.4        6/29/2001
NATHAN ZICKERT                                           Void              -101.97        6/15/2001
DONNA ANDERSON                                           Void               -79.74        5/24/2001
JULIE ESPINOZA                                           Void               -74.08        5/24/2001

Total                                                                   137,811.61

LC INTEREST FEES


Vendor Name                                        Check #              Check Amt        Check Date
-----------                                        -------              ---------        ----------
LC                                                   Debit               434374.00         8/3/2001

Total                                                                   434,374.00

CAPITAL EXPENDITURES


Vendor Name                                        Check #              Check Amt        Check Date
-----------                                        -------              ---------        ----------
SIEMENS DEMATIC                                     167077                98886.00        7/24/2001

Total                                                                    98,886.00

RESTRUCTURE


Vendor Name                                        Check #              Check Amt        Check Date
-----------                                        -------              ---------        ----------
OFFICE OF THE U.S. TRUSTEE                          167043                 250.00        7/24/2001
OFFICE OF THE U.S. TRUSTEE                          167126               10000.00        7/24/2001
OFFICE OF THE U.S. TRUSTEE                          167127                 250.00        7/24/2001
OFFICE OF THE U.S. TRUSTEE                          167128                 250.00        7/24/2001
OFFICE OF THE U.S. TRUSTEE                          167129                 250.00        7/24/2001
OFFICE OF THE U.S. TRUSTEE                          167130                 250.00        7/24/2001

Total                                                                    11,250.00

                         UNITED STATES BANKRUPTCY COURT
                             FOR DISTRICT OF DELAWARE

In re Children's Product, Inc.                                Case No.  01-1747
      ------------------------
                                                              Reporting Period:    Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------


                                                     MONTHLY OPERATING REPORT
                    File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                          Document     Explanation
REQUIRED DOCUMENTS                                                                 Form No.               Attached       Attached
Schedule of Cash Receipts and Disbursements                                     MOR-1                        No             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)                Yes            No
     Copies of bank statements                                                                               Yes            No
     Cash disbursements journals                                                                             No             No
Statement of Operations                                                         MOR-2                        Yes            No
Balance Sheet                                                                   MOR-3                        Yes            No
Status of Postpetition Taxes                                                    MOR-4                        No             No
    Copies of IRS Form 6123 or payment receipt                                                               No             No
    Copies of tax returns filed during reporting period                                                      No             No
Summary of Unpaid Postpetition Debts                                            MOR-4                        No             No
    Listing of aged accounts payable                                                                         No             No
Accounts Receivable Reconciliation and Aging                                    MOR-5                        No             No
Debtor Questionnaire                                                            MOR-5                        No             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                   Date


---------------------------------------
Signature of Joint Debtor                             Date


---------------------------------------
Signature of Authorized Individual*                   Date


John Reilly                                     Treasurer
-----------                                     ---------
Printed Name of Authorized Individual           Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

In re  Children's Product, Inc.                                  Case No. 01-1747
       ------------------------                                  --------
                                   Debtor                        Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------


                                                       BANK RECONCILIATIONS
                                                   Continuation Sheet for MOR-1
 A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                     Operating             Payroll                Tax                Other
                                                #                     #                    #                   #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                         SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                               Date      Amount      Date     Amount      Date     Amount     Date      Amount







CHECKS OUTSTANDING                               Ck. #      Amount     Ch. #     Amount     Ck. #     Amount     Ck. #     Amount







OTHER




                                                              FORM MOR-1 (CON'T)
                                                                    (9/99)

In re  Children's Product, Inc.                                  Case No. 01-1747
       ------------------------                                           --------
                                   Debtor                        Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                            Cumulative
REVENUES                                                                              Month               Filing to Date
Gross Revenues                                                                        $       821.2        $     2,416.3
Less:  Returns and Allowances                                                                     -                    -
                                                                                     ---------------      ---------------
Net Revenue                                                                           $       821.2        $     2,416.3
COST OF GOODS SOLD
Beginning Inventory                                                                               -                    -
Add: Purchases                                                                                    -                    -
Add: Cost of Labor                                                                                -                    -
Add: Other Costs (attach schedule)                                                                -                    -
Less: Ending Inventory                                                                            -                    -
Cost of Goods Sold                                                                                -                    -
                                                                                     ---------------      ---------------
Gross Profit                                                                          $       821.2        $     2,416.3
OPERATING EXPENSES
Advertising                                                                                       -                    -
Auto and Truck Expense                                                                            -                    -
Bad Debts                                                                                         -                    -
Contributions                                                                                     -                    -
Employee Benefits Programs                                                                        -                    -
Insider Compensation*                                                                             -                    -
Insurance                                                                                         -                    -
Management Fees/Bonuses                                                                           -                    -
Office Expense                                                                                    -                    -
Pension & Profit-Sharing Plans                                                                    -                    -
Repairs and Maintenance                                                                           -                    -
Rent and Lease Expense                                                                            -                    -
Salaries/Commissions/Fees                                                                         -                    -
Supplies                                                                                          -                    -
Taxes - Payroll                                                                                   -                    -
Taxes - Real Estate                                                                               -                    -
Taxes - Other                                                                                     -                    -
Travel and Entertainment                                                                          -                    -
Utilities                                                                                         -                    -
Other (attach schedule)                                                                           -                    -
                                                                                     ---------------      ---------------
Total Operating Expenses Before Depreciation                                                      -                    -
Depreciation/Depletion/Amortization
                                                                                     ---------------      ---------------
Net Profit (Loss) Before Other Income & Expenses                                      $       821.2        $     2,416.3
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                    -                    -
Interest Expense                                                                                  -                    -
Other Expense (attach schedule)                                                                   -                    -
                                                                                     ---------------      ---------------
Net Profit (Loss) Before Reorganization Items                                         $       821.2        $     2,416.3
REORGANIZATION ITEMS
Professional Fees                                                                                 -                    -
U. S. Trustee Quarterly Fees                                                                      -                    -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      -                    -
Gain (Loss) from Sale of Equipment                                                                -                    -
Other Reorganization Expenses (attach schedule)                                                   -                    -
                                                                                     ---------------      ---------------
Total Reorganization Expenses                                                                     -                    -
Income Taxes                                                                                      -                    -
                                                                                     ---------------      ---------------
Net Profit (Loss)                                                                     $       821.2        $     2,416.3
                                                                                     ===============      ===============

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                        (9/99)

In re  Children's Product, Inc.                                  Case No. 01-1747
       ------------------------                                           --------
       Debtor                                                    Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------


                                 BALANCE SHEET
                                    (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                  BOOK VALUE AT END OF           BOOK VALUE ON
                                          ASSETS                                 CURRENT REPORTING MONTH         PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                    $           5.6            $           5.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                      -
Accounts Receivable (Net)                                                                   22,153.3                   19,737.0
Notes Receivable                                                                           138,129.0                  138,129.0
Inventories                                                                                        -
Prepaid Expenses                                                                                   -
Professional Retainers                                                                             -
Other Current Assets (attach schedule)                                                             -
                                                                                    -----------------          -----------------
TOTAL CURRENT ASSETS                                                                 $     160,287.9            $     157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                                    -----------------          -----------------
TOTAL PROPERTY & EQUIPMENT                                                           $             -            $             -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                                    -----------------          -----------------
TOTAL OTHER ASSETS                                                                   $             -            $             -

TOTAL ASSETS                                                                         $     160,287.9            $     157,871.5
                                                                                    =================          =================
                                   LIABILITIES AND OWNER EQUITY                   BOOK VALUE AT END OF           BOOK VALUE ON
                                                                                CURRENT REPORTING MONTH          PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                   -                          -
Taxes Payable (refer to FORM MOR-4)                                                                -                          -
Wages Payable                                                                                      -                          -
Notes Payable                                                                                      -                          -
Rent / Leases - Building/Equipment                                                                 -                          -
Secured Debt / Adequate Protection Payments                                                        -                          -
Professional Fees                                                                                  -                          -
Amounts Due to Insiders*                                                                           -                          -
Other Postpetition Liabilities (attach schedule)                                                   -                          -
                                                                                    -----------------          -----------------
TOTAL POSTPETITION LIABILITIES                                                       $             -            $             -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                       -                          -
Priority Debt                                                                                      -                          -
Unsecured Debt                                                                                     -                          -
                                                                                    -----------------          -----------------
TOTAL PRE-PETITION LIABILITIES                                                       $             -            $             -

TOTAL LIABILITIES                                                                    $             -            $             -
OWNER EQUITY
Capital Stock                                                                                      -                          -
Additional Paid-In Capital                                                                 106,817.7                  106,817.7
Partners' Capital Account                                                                          -                          -
Owner's Equity Account                                                                             -                          -
Retained Earnings - Pre-Petition                                                            51,053.8                   51,053.8
Retained Earnings - Postpetition                                                             2,416.4                          -
Adjustments to Owner Equity (attach schedule)                                                      -                          -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                               -                          -
                                                                                    -----------------          -----------------
NET OWNER EQUITY                                                                     $     160,287.9            $     157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                                 $     160,287.9            $     157,871.5
                                                                                    =================          =================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Development, Inc.                            Case No.     01-1748
      ----------------------------                                         -------
                                                              Reporting Period:    Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------



                                                     MONTHLY OPERATING REPORT
                    File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        Document    Explanation
REQUIRED DOCUMENTS                                                                Form No.              Attached      Attached
Schedule of Cash Receipts and Disbursements                                     MOR-1                      No            No
     Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)              Yes           No
     Copies of bank statements                                                                             Yes           No
     Cash disbursements journals                                                                           No            No
Statement of Operations                                                         MOR-2                      Yes           No
Balance Sheet                                                                   MOR-3                      Yes           No
Status of Postpetition Taxes                                                    MOR-4                      No            No
    Copies of IRS Form 6123 or payment receipt                                                             No            No
    Copies of tax returns filed during reporting period                                                    No            No
Summary of Unpaid Postpetition Debts                                            MOR-4                      No            No
    Listing of aged accounts payable                                                                       No            No
Accounts Receivable Reconciliation and Aging                                    MOR-5                      No            No
Debtor Questionnaire                                                            MOR-5                      No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                Date


---------------------------------------
Signature of Joint Debtor                          Date


---------------------------------------
Signature of Authorized Individual*                Date


John Reilly                                  Treasurer
-----------                                  ---------
Printed Name of Authorized Individual        Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                  (9/99)

In re Children's Development, Inc.                               Case No.  01-1748
      ----------------------------                                         -------
                                  Debtor                         Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
 A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                     Operating             Payroll                Tax                Other
                                                #                     #                    #                   #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                         SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                               Date      Amount      Date     Amount      Date     Amount     Date      Amount



CHECKS OUTSTANDING                               Ck. #      Amount     Ch. #     Amount     Ck. #     Amount     Ck. #     Amount





OTHER




                                                              FORM MOR-1 (CON'T)
                                                                    (9/99)

In re Children's Development, Inc.                               Case No.  01-1748
      ----------------------------                                         -------
                            Debtor                               Reporting Period: Fiscal July 2001 (July 8, 2001 to August 4, 2001)
                                                                                   -------------------------------------------------


                            STATEMENT OF OPERATIONS
                              (Income Statement)
                                    (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                            Cumulative
REVENUES                                                                              Month               Filing to Date
Gross Revenues                                                                        $     1,067.3        $     2,706.2
Less:  Returns and Allowances
                                                                                     ---------------      ---------------
Net Revenue                                                                           $     1,067.3        $     2,706.2
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                     ---------------      ---------------
Gross Profit                                                                          $     1,067.3        $     2,706.2
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                               1.0
Salaries/Commissions/Fees                                                                                            0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                                              0.5
                                                                                     ---------------      ---------------
Total Operating Expenses Before Depreciation                                                      -                  2.2
Depreciation/Depletion/Amortization                                                             4.3                  4.3
                                                                                     ---------------      ---------------
Net Profit (Loss) Before Other Income & Expenses                                      $     1,063.0        $     2,699.7
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense Other
Expense (attach schedule)
                                                                                     ---------------      ---------------
Net Profit (Loss) Before Reorganization Items                                         $     1,063.0        $     2,699.7
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                     ---------------      ---------------
Total Reorganization Expenses
Income Taxes
                                                                                     ---------------      ---------------
Net Profit (Loss)                                                                     $     1,063.0        $     2,699.7
                                                                                     ===============      ===============

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

In re Children's Development, Inc.            Case No. 01-1748
      ----------------------------                     -------
                            Debtor            Reporting Period: Fiscal July 2001
                                                                ----------------
                                              (July 8, 2001 to August 4, 2001)
                                              --------------------------------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.


                                                                       BOOK VALUE AT END OF                BOOK VALUE ON
                       ASSETS                                         CURRENT REPORTING MONTH             PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                            $      6.5                    $      6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                         -                             -
Accounts Receivable (Net)                                                      20,620.2                      17,914.0
Notes Receivable                                                                      -                             -
Inventories                                                                           -                             -
Prepaid Expenses                                                                      -                             -
Professional Retainers                                                                -                             -
Other Current Assets (attach schedule)                                                -                             -
                                                                            ------------                  ------------
TOTAL CURRENT ASSETS                                                         $ 20,626.7                    $ 17,920.5
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                        -                             -
Machinery and Equipment                                                               -                             -
Furniture, Fixtures and Office Equipment                                              -                             -
Leasehold Improvements                                                                -                             -
Vehicles                                                                              -                             -
Less Accumulated Depreciation                                                         -                             -
                                                                            ------------                  ------------
TOTAL PROPERTY & EQUIPMENT                                                   $        -                    $        -
OTHER ASSETS
Loans to Insiders*                                                                    -                             -
Other Assets (attach schedule)                                                    163.5                         170.0
                                                                            ------------                  ------------
TOTAL OTHER ASSETS                                                           $    163.5                    $    170.0

TOTAL ASSETS                                                                 $ 20,790.2                    $ 18,090.5
                                                                            ============                  ============

                                                                         BOOK VALUE AT END OF            BOOK VALUE ON
               LIABILITIES AND OWNER EQUITY                            CURRENT REPORTING MONTH          PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                      -                            -
Taxes Payable (refer to FORM MOR-4)                                                   -                            -
Wages Payable                                                                         -                            -
Notes Payable                                                                         -                            -
Rent / Leases - Building/Equipment                                                    -                            -
Secured Debt / Adequate Protection Payments                                           -                            -
Professional Fees                                                                     -                            -
Amounts Due to Insiders*                                                              -                            -
Other Postpetition Liabilities (attach schedule)                                      -                            -
                                                                            ------------                 ------------
TOTAL POSTPETITION LIABILITIES                                               $        -                    $       -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                          -                            -
Priority Debt                                                                         -                            -
Unsecured Debt                                                                        -                            -
                                                                            ------------                 ------------
TOTAL PRE-PETITION LIABILITIES                                               $        -                    $       -

TOTAL LIABILITIES                                                            $        -                    $       -
OWNER EQUITY
Capital Stock                                                                         -                            -
Additional Paid-In Capital                                                          5.0                          5.0
Partners' Capital Account                                                             -                            -
Owner's Equity Account                                                                -                            -
Retained Earnings - Pre-Petition                                               18,085.5                     18,085.5
Retained Earnings - Postpetition                                                2,699.7                            -
Adjustments to Owner Equity (attach schedule)                                         -                            -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                  -                            -
                                                                            ------------                 ------------
NET OWNER EQUITY                                                             $ 20,790.2                   $ 18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                         $ 20,790.2                   $ 18,090.5
                                                                            ============                 ============

                                                                                                                          FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                                           (9/99)


In re Children's Development, Inc.            Case No. 01-1748
      ----------------------------                     -------
Debtor                                        Reporting Period: Fiscal July 2001
                                                                ----------------
                                              (July 8, 2001 to August 4, 2001)
                                              --------------------------------


                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                                   BOOK VALUE AT END OF       BOOK VALUE ON
                        ASSETS                                  CURRENT REPORTING MONTH       PETITION DATE
Other Current Assets
None

Other Assets
Patents and Trademarks                                             $       163.5            $       170.0

                                                                  ---------------------    --------------------
Total Other Assets                                                 $       163.5            $       170.0
                                                                  BOOK VALUE AT END OF         BOOK VALUE ON
               LIABILITIES AND OWNER EQUITY                     CURRENT REPORTING MONTH        PETITION DATE
Other Postpetition Liabilities
None


Adjustments to Owner Equity
None


Postpetition Contributions (Distributions) (Draws)




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                              FORM MOR-3 (CON'T)
                                                                          (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Noodle Kidoodle d/b/a Zany Brainy, Inc. Case No. 01-1744
      ---------------------------------------          -------
                                              Reporting Period: Fiscal July 2001
                                                                ----------------
                                              (July 8, 2001 to August 4, 2001)
                                              --------------------------------


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                     Document     Explanation
REQUIRED DOCUMENTS                                                                     Form No.      Attached       Attached
Schedule of Cash Receipts and Disbursements                                     MOR-1                   No             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)           No             No
     Copies of bank statements                                                                          No             No
     Cash disbursements journals                                                                        No             No
Statement of Operations                                                         MOR-2                   No             No
Balance Sheet                                                                   MOR-3                   No             No
Status of Postpetition Taxes                                                    MOR-4                   No             No
    Copies of IRS Form 6123 or payment receipt                                                          No             No
    Copies of tax returns filed during reporting period                                                 No             No
Summary of Unpaid Postpetition Debts                                            MOR-4                   No             No
    Listing of aged accounts payable                                                                    No             No
Accounts Receivable Reconciliation and Aging                                    MOR-5                   No             No
Debtor Questionnaire                                                            MOR-5                   No             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------
Signature of Debtor                                     Date


--------------------------------------
Signature of Joint Debtor                               Date


--------------------------------------
Signature of Authorized Individual*                     Date


Thomas G. Vellios                                 Chief Executive Officer
--------------------------------------            -----------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Children's Distribution, LLC            Case No. 01-1746
      ----------------------------                     --------
                                              Reporting Period: Fiscal July 2001
                                                                ----------------
                                              (July 8, 2001 to August 4, 2001)
                                              --------------------------------


                            MONTHLY OPERATING REPORT
               File with Court and submit copy to United States
                   Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                    Document         Explanation
REQUIRED DOCUMENTS                                                              Form No.            Attached           Attached
Schedule of Cash Receipts and Disbursements                                      MOR-1                 No                 No
     Bank Reconciliation (or copies of debtor's bank reconciliations)            MOR-1 (CON'T)         No                 No
     Copies of bank statements                                                                         No                 No
     Cash disbursements journals                                                                       No                 No
Statement of Operations                                                          MOR-2                 Yes                No
Balance Sheet                                                                    MOR-3                 Yes                No
Status of Postpetition Taxes                                                     MOR-4                 No                 No
    Copies of IRS Form 6123 or payment receipt                                                         No                 No
    Copies of tax returns filed during reporting period                                                No                 No
Summary of Unpaid Postpetition Debts                                             MOR-4                 No                 No
    Listing of aged accounts payable                                                                   No                 No
Accounts Receivable Reconciliation and Aging                                     MOR-5                 No                 No
Debtor Questionnaire                                                             MOR-5                 No                 No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------
Signature of Debtor                                   Date


--------------------------------------
Signature of Joint Debtor                             Date


--------------------------------------
Signature of Authorized Individual*                   Date


Thomas G. Vellios                               Chief Executive Officer
-----------------                               -----------------------
Printed Name of Authorized Individual           Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re Children's Distribution, LLC            Case No. 01-1746
      ----------------------------                     -------
                            Debtor            Reporting Period: Fiscal July 2001
                                                                ----------------
                                              (July 8, 2001 to August 4, 2001)
                                              --------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                       Cumulative
REVENUES                                                                            Month          Filing to Date
Gross Revenues                                                                       $       -        $       -
Less:  Returns and Allowances                                                                -                -
                                                                                    -----------      -----------
Net Revenue                                                                          $       -        $       -
COST OF GOODS SOLD
Beginning Inventory                                                                          -                -
Add: Purchases                                                                               -                -
Add: Cost of Labor                                                                           -                -
Add: Other Costs (attach schedule)                                                           -                -
Less: Ending Inventory                                                                       -                -
Cost of Goods Sold                                                                           -                -
                                                                                    -----------      -----------
Gross Profit                                                                         $       -        $       -
OPERATING EXPENSES
Advertising                                                                                  -                -
Auto and Truck Expense                                                                       -                -
Bad Debts                                                                                    -                -
Contributions                                                                                -                -
Employee Benefits Programs                                                                   -                -
Insider Compensation*                                                                        -                -
Insurance                                                                                    -                -
Management Fees/Bonuses                                                                      -                -
Office Expense                                                                               -                -
Pension & Profit-Sharing Plans                                                               -                -
Repairs and Maintenance                                                                      -                -
Rent and Lease Expense                                                                       -                -
Salaries/Commissions/Fees                                                                    -                -
Supplies                                                                                     -                -
Taxes - Payroll                                                                              -                -
Taxes - Real Estate                                                                          -                -
Taxes - Other                                                                                -                -
Travel and Entertainment                                                                     -                -
Utilities                                                                                    -                -
Other (attach schedule)                                                                      -                -
                                                                                    -----------      -----------
Total Operating Expenses Before Depreciation                                                 -                -
Depreciation/Depletion/Amortization                                                       (3.9)            (6.4)
                                                                                    -----------      -----------
Net Profit (Loss) Before Other Income & Expenses                                     $    (3.9)       $    (6.4)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                               -                -
Interest Expense                                                                             -                -
Other Expense (attach schedule)                                                              -                -
                                                                                    -----------      -----------
Net Profit (Loss) Before Reorganization Items                                        $    (3.9)       $    (6.4)
REORGANIZATION ITEMS
Professional Fees                                                                            -                -
U. S. Trustee Quarterly Fees                                                                 -                -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                 -                -
Gain (Loss) from Sale of Equipment                                                           -                -
Other Reorganization Expenses (attach schedule)                                              -                -
                                                                                    -----------      -----------
Total Reorganization Expenses                                                                -                -
Income Taxes                                                                                 -                -
                                                                                    -----------      -----------
Net Profit (Loss)                                                                    $    (3.9)       $    (6.4)
                                                                                    ===========      ===========

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

In re Children's Distribution, LLC        Case No. 01-1746
      ----------------------------                 -------
               Debtor                     Reporting Period: Fiscal July 2001
                                                            ----------------
                                          (July 8, 2001 to August 4, 2001)
                                          --------------------------------

                                 BALANCE SHEET
                                    (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                     BOOK VALUE AT END OF               BOOK VALUE ON
                      ASSETS                                       CURRENT REPORTING MONTH              PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                               $     -                      $     -
Restricted Cash and Cash Equivalents (see continuation sheet)                         -                            -
Accounts Receivable (Net)                                                             -                            -
Notes Receivable                                                                      -                            -
Inventories                                                                           -                            -
Prepaid Expenses                                                                      -                            -
Professional Retainers                                                                -                            -
Other Current Assets (attach schedule)                                                -                            -
                                                                            ------------                 ------------
TOTAL CURRENT ASSETS                                                            $     -                      $     -
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                        -                            -
Machinery and Equipment                                                           394.1                        394.1
Furniture, Fixtures and Office Equipment                                          833.3                        833.3
Leasehold Improvements                                                                -                            -
Vehicles                                                                              -                            -
Less Accumulated Depreciation                                                    (872.9)                      (866.5)
                                                                            ------------                 ------------
TOTAL PROPERTY & EQUIPMENT                                                      $ 354.5                      $ 360.9
OTHER ASSETS
Loans to Insiders*                                                                    -                            -
Other Assets (attach schedule)                                                        -                            -
                                                                            ------------                 ------------
TOTAL OTHER ASSETS                                                              $     -                      $     -

TOTAL ASSETS                                                                    $ 354.5                      $ 360.9
                                                                            ============                 ============

                                                                        BOOK VALUE AT END OF          BOOK VALUE AT END OF
                    LIABILITIES AND OWNER EQUITY                     CURRENT REPORTING MONTH        CURRENT REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                       -                           -
Taxes Payable (refer to FORM MOR-4)                                                    -                           -
Wages Payable                                                                          -                           -
Notes Payable                                                                          -                           -
Rent / Leases - Building/Equipment                                                     -                           -
Secured Debt / Adequate Protection Payments                                            -                           -
Professional Fees                                                                      -                           -
Amounts Due to Insiders*                                                               -                           -
Other Postpetition Liabilities (attach schedule)                                       -                           -
                                                                            -------------                 -----------
TOTAL POSTPETITION LIABILITIES                                                   $     -                     $     -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                           -                           -
Priority Debt                                                                          -                           -
Unsecured Debt                                                                         -                           -
                                                                            -------------                 -----------
TOTAL PRE-PETITION LIABILITIES                                                   $     -                     $     -

TOTAL LIABILITIES                                                                $     -                     $     -
OWNER EQUITY
Capital Stock                                                                          -                           -
Additional Paid-In Capital                                                             -                           -
Partners' Capital Account                                                              -                           -
Owner's Equity Account                                                                 -                           -
Retained Earnings - Pre-Petition                                                   360.9                       360.9
Retained Earnings - Postpetition                                                    (6.4)                          -
Adjustments to Owner Equity (attach schedule)                                          -                           -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                   -                           -
                                                                            -------------                 -----------
NET OWNER EQUITY                                                                 $ 354.5                     $ 360.9

TOTAL LIABILITIES AND OWNERS' EQUITY                                             $ 354.5                     $ 360.9
                                                                            =============                 ===========


                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Zany Brainy Direct LLC                  Case No.     01-1745
----------------------------                               --------
                                              Reporting Period: Fiscal July 2001
                                                                ----------------
                                                (July 8, 2001 to August 4, 2001)
                                                --------------------------------


                            MONTHLY OPERATING REPORT
           File with Court and submit copy to United States Trustee
                       within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document     Explanation
REQUIRED DOCUMENTS                                                                           Form No.    Attached       Attached
Schedule of Cash Receipts and Disbursements                                           MOR-1                 No             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)                 MOR-1 (CON'T)         Yes            No
     Copies of bank statements                                                                              Yes            No
     Cash disbursements journals                                                                            No             No
Statement of Operations                                                               MOR-2                 No             No
Balance Sheet                                                                         MOR-3                 No             No
Status of Postpetition Taxes                                                          MOR-4                 No             No
    Copies of IRS Form 6123 or payment receipt                                                              No             No
    Copies of tax returns filed during reporting period                                                     No             No
Summary of Unpaid Postpetition Debts                                                  MOR-4                 No             No
    Listing of aged accounts payable                                                                        No             No
Accounts Receivable Reconciliation and Aging                                          MOR-5                 No             No
Debtor Questionnaire                                                                  MOR-5                 No             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------
Signature of Debtor                                    Date


--------------------------------------
Signature of Joint Debtor                              Date


--------------------------------------
Signature of Authorized Individual*                    Date


Thomas G. Vellios                                Chief Executive Officer
-----------------                                -----------------------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re Zany Brainy Direct LLC           Case No.  01-1745
-----------------------------                    -------
                       Debtor          Reporting Period:  Fiscal Month June 2001
                                                          ----------------------
                                                  (June 3, 2001 to July 7, 2001)
                                                  ------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                 Operating             Payroll                   Tax                   Other
                                          #                     #                       #                       #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)               SEE RECONCILIATION ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                            Date      Amount     Date        Amount       Date      Amount      Date     Amount






CHECKS OUTSTANDING                             Ck. #     Amount     Ch. #       Amount       Ck. #     Amount      Ck. #    Amount





OTHER


                                                              FORM MOR-1 (CON'T)
                                                                          (9/99)